UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.               )
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☐ Preliminary Proxy Statement

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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Middlefield Banc Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DIRECTOR COMPENSATION
SUMMARY COMPENSATION TABLE
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2007
Equity Compensation Plan Information

April 7, 2008
Dear Shareholders:
     You are cordially invited to attend the 2008 Annual Meeting of Shareholders of Middlefield Banc Corp. The meeting will be held on Wednesday, May 14, 2008, 1:00 p.m. local time at SunValley Banquet & Party Center, 10000 Edwards Lane, Aurora, Ohio, 44202. The attached Notice of Annual Meeting of Shareholders and proxy statement discuss the business to be conducted at the meeting.
     Your vote is important, regardless of the number of shares you own. Please read the enclosed proxy statement and then complete, sign, and date the enclosed proxy and return it in the accompanying postage-paid return envelope as promptly as possible. This will not prevent you from voting in person, but it will ensure that your vote is counted.
     Thank you for your attention to this important matter.
Sincerely,

Richard T. Coyne
Chairman of the Board
15985 East High Street, P.O. Box 35 • Middlefield, Ohio 44062 • 440/632-1666 • 888/801-1666 • 440/632-1700 (FAX) • www.middlefieldbank.com

Middlefield Banc Corp.
15985 East High Street
P.O. Box 35
Middlefield, Ohio 44062
(440) 632-1666

Notice of Annual Meeting of Shareholders

     Notice is hereby given that the 2008 Annual Meeting of Shareholders of Middlefield Banc Corp. will be held at SunValley Banquet & Party Center, 10000 Edwards Lane, Aurora, Ohio, 44202, on Wednesday, May 14, 2008, at 1:00 p.m. local time.
     A proxy and a proxy statement for the 2008 Annual Meeting of Shareholders are enclosed. The purpose of the annual meeting is to consider and act upon —
(1)	election of three directors to serve until the 2011 Annual Meeting of Shareholders or until their successors are elected and qualified,

(2)	approval of the 2007 Omnibus Equity Plan,

(3)	ratification of the appointment of S.R. Snodgrass, A.C. as independent auditor for the fiscal year ending December 31, 2008, and

(4)	such other business as may properly come before the meeting or any adjournment thereof.
     The Board of Directors is not aware of any other business to come before the annual meeting. Any action may be taken on the foregoing proposals at the 2008 annual meeting on the date specified or on any date or dates to which the annual meeting may be adjourned or postponed. The record date for determining shareholders entitled to notice of and to vote at the meeting is March 22, 2008.
     You are requested to complete and sign the enclosed proxy, which is solicited by the Board of Directors, and to return it promptly in the postage-paid return envelope provided. Please sign your name on the proxy exactly as indicated thereon.
By Order of the Board of Directors,

James R. Heslop, II
Secretary
Middlefield, Ohio
April 7, 2008

IMPORTANT: PLEASE VOTE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE, REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING
Thank you for acting promptly

Middlefield Banc Corp.
15985 East High Street
P.O. Box 35
Middlefield, Ohio 44062
(440) 632-1666

Proxy Statement

     Middlefield Banc Corp. (“Middlefield”), an Ohio corporation, is registered as a financial holding company with the Federal Reserve Board and owns all the capital stock of The Middlefield Banking Company (“Middlefield Bank”) and Emerald Bank. Middlefield’s common stock is traded on Pink Sheets LLC’s over-the-counter (“OTC”) securities market under the symbol “MBCN.” As used in this proxy statement, “we,” “us,” and “our” refer to Middlefield and/or its subsidiaries, depending on the context. The term “annual meeting,” as used in this proxy statement, includes any adjournment or postponement of such meeting.
     This proxy statement is furnished in connection with the solicitation by Middlefield’s board of directors of proxies to be voted at the 2008 Annual Meeting of Shareholders. The annual meeting will be held on Wednesday, May 14, 2008, at 1:00 p.m. local time, at SunValley Banquet & Party Center, 10000 Edwards Lane, Aurora, Ohio, 44202. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to shareholders on or about April 7, 2008.
Purpose of the Meeting
     At the annual meeting, we will ask Middlefield shareholders to—
(1)	elect three directors to serve until the 2011 Annual Meeting of Shareholders or until their successors are elected and qualified,

(2)	approve the adoption of the 2007 Omnibus Equity Plan, and

(3)	ratify the appointment of Middlefield’s independent auditor.
Voting and Revocation of Proxies
     Proxies solicited hereby may be used at the annual meeting only and will not be used for any other meeting. Proxies solicited by the board will be voted in accordance with the directions given. If no instructions are given, proxies will be voted in favor of the proposals set forth in this proxy statement.
     Shareholders who execute proxies retain the right to revoke them at any time before completion of the annual meeting, but revocation will not affect a vote previously taken. You may revoke a proxy by —
•	attending the annual meeting and advising Middlefield’s Secretary that you intend to vote in person (but your attendance at the annual meeting will not constitute revocation of a proxy),

•	giving a subsequent proxy relating to the same shares, or

•	filing with the Secretary at or before the annual meeting a written notice of revocation bearing a later date than the proxy.
     A written notice revoking a proxy should be delivered to Mr. James R. Heslop, II, Secretary, Middlefield Banc Corp., 15985 East High Street, P.O. Box 35, Middlefield, Ohio 44062. Unless revoked, the shares represented by proxies will be voted at the annual meeting.

Record Date and Outstanding Shares; Quorum
     If you were a shareholder at the close of business on March 22, 2008, you are entitled to vote at the annual meeting. As of March 22, 2008, there were 1,554,080 shares of Middlefield common stock issued and outstanding. When present in person or by proxy at the annual meeting, the holders of a majority of the shares of Middlefield common stock issued and outstanding and entitled to vote will constitute a quorum for the conduct of business at the meeting.
Vote Required
     Shareholders are entitled to one vote for each share held. Shareholders are not entitled to cumulate their votes in the election or removal of directors or otherwise. Directors are elected by a plurality vote of shareholders present in person or by proxy and constituting a quorum, meaning the nominees receiving the greatest numbers of votes will be elected. The proposal to approve the adoption of the 2007 Omnibus Equity Plan will be approved if it receives the affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote.
Abstentions and Broker Non-Votes
     Abstention may be specified on all proposals except the election of directors. Although they are counted for purposes of establishing that a quorum is present, abstentions and broker non-votes are not counted as votes cast. Because directors are elected by a plurality of votes cast, abstentions and broker non-votes have no effect on the election of directors. Because approval of the 2007 Omnibus Equity Plan requires the affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote, abstentions will have the same effect as votes against the 2007 Omnibus Equity Plan, but broker non-votes will have no effect.
Expense of Soliciting Proxies
     The cost of solicitation of proxies will be borne by Middlefield. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers, and regular employees of Middlefield Bank may solicit proxies personally or by telephone without additional compensation.
Voting Securities and Principal Holders
     No person is known by Middlefield to own beneficially more than 5% of the outstanding common stock. The following table shows the beneficial ownership of Middlefield common stock on March 22, 2008, by—
•	each director and director nominee and each executive officer identified in the Summary Compensation Table, and

•	all directors, nominees, and executive officers as a group.
     For purposes of the table, a person is considered to beneficially own any shares over which he or she exercises sole or shared voting or investment power or of which he or she has the right to acquire beneficial ownership within 60 days. Unless otherwise indicated, voting power and investment power are exercised solely by the person named or they are shared with members of his or her household. Shares deemed to be outstanding for purposes of computing “Percent of stock” are calculated on the basis of 1,554,080 shares outstanding, plus the number of shares each individual has the right to acquire within 60 days.

			Shares Acquirable
	Shares Beneficially		Within 60 Days By
Directors, Director Nominees, and Named Executive Officers	Owned		Exercise Of Options(1)	Percent of Stock
Thomas G. Caldwell, President & CEO	11,906	(2)	14,916	1.7%
Richard T. Coyne, Chairman	4,902	(3)	0	(11)
Frances H. Frank	7,538	(4)	2,110	(11)
Jay P. Giles, Sr. Vice President/Sr. Loan Officer	1,069		6,725	(11)
Thomas C. Halstead	11,537	(5)	1,591	(11)
James R. Heslop, II, EVP and COO	2,991	(6)	13,765	1.1%
Kenneth E. Jones	1,530	(7)	1,213	(11)
James J. McCaskey	1,352	(8)	907	(11)
Donald L. Stacy, CFO and Treasurer	1,076	(9)	8,104	(11)
William J. Skidmore	801		1,337	(11)
Carolyn J. Turk	2,367		0	(11)
Donald E. Villers	11,259	(10)	887	(11)
Other executive officers (3 people)	518		23,560	1.5%

All directors, nominees, and executive officers as a group (15 people)	58,846		75,115	8.2%

(1)	Options granted under Middlefield’s 1999 Stock Option Plan. Options granted under the plan vest and become exercisable one year after the grant date and have ten-year terms.

(2)	Includes 11,622 shares held jointly with spouse and 169 shares held by Mr. Caldwell as custodian for his minor children.

(3)	Includes 246 shares held by Mr. Coyne’s spouse.

(4)	Includes 4,036 shares held by Mrs. Frank’s spouse. Mrs. Frank disclaims beneficial ownership of shares held by her spouse.

(5)	Includes 3,903 shares held by Mr. Halstead’s spouse in multiple trust accounts.

(6)	Includes 224 shares held by Mr. Heslop as custodian for his minor children.

(7)	Includes 246 shares held by Mr. Jones’ spouse. Mr. Jones disclaims beneficial ownership of shares held by his spouse.

(8)	Includes 792 shares held jointly with spouse and 463 shares held by Mr. McCaskey’s spouse in her retirement account.

(9)	Includes 13 shares held as joint tenant with minor child.

(10)	Includes 5,066 shares held by Mr. Villers’ spouse individually or jointly with her children and 4,171 shares held jointly with children and grandchildren.

(11)	Does not exceed 1%.
First Proposal — Election of Directors
     According to article III, section 2, of Middlefield’s regulations, the board may consist of no fewer than five and no more than 25 directors, the precise number being fixed or changed from time to time within that range by the board or by majority vote of shareholders acting at an annual meeting. The number of directors was expanded from nine to ten at the board’s November 19, 2007 meeting. Mr. Kenneth E. Jones was appointed by the board to fill the vacancy created by that additional director position, effective January 2, 2008. On February 11, 2008, the size of the board was reduced to nine directors effective at the May 14, 2008 Annual Meeting of Shareholders. The size of the board was reduced because Mr. Halstead has attained the mandatory retirement age of 75 and is therefore no longer eligible to stand for election. The corporate governance and nominating committee has recommended Directors Frank, Jones, and McCaskey for re-election to the board, and the board has nominated such persons to serve as directors for three-year terms ending at the 2011 Annual Meeting of Shareholders, or until their successors are elected and qualified.

Three Director
Nominees and Six			Current
Continuing		Director	Term
Directors	Age	Since	Expires	Principal Occupation in the Last 5 Years
Nominees for the Term Ending in 2011
Frances H. Frank	60	1995	2008	Mrs. Frank is the Secretary and Treasurer of The Frank Agency, Inc., a general insurance agency located in Middlefield, Ohio
Kenneth E. Jones	59	2008	2008	Mr. Jones is the Chairman of the Board of Emerald Bank, which was acquired by Middlefield on April 19, 2007. A self-employed financial consultant and advisor, Mr. Jones earned a B.S. in Nuclear Engineering from the University of Virginia in 1970 and an M.B.A. from the University of Virginia in 1972. He is also licensed in Ohio as a CPA (inactive). Mr. Jones is a former director of Applied Innovation, Inc. of Dublin, Ohio (Nasdaq), and served on its Audit Committee
James J. McCaskey	44	2004	2008	Mr. McCaskey is the President of McCaskey Landscape & Design, LLC, a design-build landscape development company. Mr. McCaskey is also a member of the Board of Directors of the Ohio Landscape Association. Previously, he was the Vice President of Sales for the Pattie Group, also a design-build landscape development company, with which he had been employed for seventeen years
Six Continuing Directors
Richard T. Coyne	72	1997	2009	Mr. Coyne is the Chairman of the Board and has been a director of Emerald Bank since April 19, 2007. Mr. Coyne retired in May 2006 from his position as General Manager with Jaco Products, a production plastic components manufacturer located in Middlefield, Ohio. He also retired from his position as Vice President — Operations for Capital Plastics, a coin and currency holder manufacturer located in Massillon, Ohio. Mr. Coyne serves as a management counselor for SCORE and as a resource partner with the U. S. Small Business Administration located on the Geauga Campus of Kent State University
James R. Heslop, II	54	2001	2009	Executive Vice President and Chief Operating Officer of Middlefield Bank since 1996, Mr. Heslop became Executive Vice President and Chief Operating Officer of Middlefield on October 30, 2000. He became a director of Middlefield Bank in July 1999 and a director of Middlefield on November 19, 2001. From July 1993 until joining Middlefield Bank in April 1996, Mr. Heslop was a director, President, and Chief Executive Officer of First County Bank in Chardon, Ohio, an institution with total assets exceeding $40 million. First County Bank was an affiliate of FNB Corporation of Hermitage, Pennsylvania. Mr. Heslop earned a B.S. in Business Administration from Wheeling College, an M.B.A. from Tiffin University, and is a graduate of the Graduate School of Banking at the University of Wisconsin-Madison
Donald E. Villers	74	1987	2009	Mr. Villers is retired, having previously served as a superintendent with Copperweld Steel, from which he retired after 31 years of service

Three Director
Nominees and Six			Current
Continuing		Director	Term
Directors	Age	Since	Expires	Principal Occupation in the Last 5 Years
Thomas G. Caldwell	50	1997	2010	Mr. Caldwell is President and Chief Executive Officer of Middlefield and Middlefield Bank and a director of Emerald Bank. Mr. Caldwell served as Vice President of Middlefield until October 2000, when he became its President and CEO
William J. Skidmore	51	2007	2010	Mr. Skidmore has held progressively responsible positions with Waste Management and a predecessor company since 1978. He previously served on the Board of Directors of both First County Bank in Chardon and of Metropolitan National Bank in Youngstown. He is a member and was the past President of the Chardon Rotary, a former President of the Chardon Chamber of Commerce, a former member of the business advisory committee of Kent State University (Geauga), and a past representative to the board of the National Solid Waste Management Association in Washington, D. C.
Carolyn J. Turk	51	2004	2010	Ms. Turk is the Chief Financial Officer/Treasurer of Molded Fiber Glass Companies and a licensed CPA. Molded Fiber Glass Companies, located in Ashtabula, Ohio, is a manufacturer of reinforced fiber glass products with 16 entities in the US and Mexico
     Directors of Middlefield’s bank subsidiaries, Middlefield Bank and Emerald Bank, are elected annually and do not serve staggered terms. Except for Mr. Jones, the directors identified in the table above are expected to be nominated and elected to continue serving as directors of Middlefield Bank for the following year. Messrs. Caldwell, Coyne, and Jones also serve as directors of Emerald Bank. All of Emerald Bank’s seven directors are expected to be nominated and elected to continue serving for the following year.
     There are no family relationships among any of Middlefield’s directors or executive officers. Mr. Jones is the only director or executive officer of Middlefield who served in 2007 as a director of (x) a company with a class of securities registered under or that is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, or (y) any investment company registered under the Investment Company Act of 1940.
     Executive officers who do not also serve as directors are —

Name	Age	Principal Occupation in the Last 5 Years
Jay P. Giles	58	Mr. Giles is Senior Vice President/Senior Loan Officer. He joined Middlefield Bank in September 1998, having previously served as Vice President and Senior Commercial Lender at Huntington National Bank in Burton, Ohio, since 1985
Teresa M. Hetrick	44	Ms. Hetrick is Senior Vice President — Operations/Administration. Ms. Hetrick served as Vice President and Secretary of First County Bank in Chardon, Ohio, before joining Middlefield Bank in December 1996
Jack L. Lester	62	Mr. Lester is Vice President — Compliance and Security Officer. He joined Middlefield Bank in August 1990 as a loan officer and has served in his current position since 1991
Donald L. Stacy	54	Mr. Stacy joined Middlefield Bank in August 1999 and serves as its Senior Vice President and Chief Financial Officer. On October 30, 2000, he was appointed as the Treasurer and Chief Financial Officer of Middlefield. He previously served for 20 years with Security Dollar Bank and Security Financial Corp. in Niles, Ohio, where he was Senior Vice President and Treasurer
Alfred F. Thompson, Jr	48	Mr. Thompson is Middlefield Bank’s Vice President/Loan Administration. Mr. Thompson has been with Middlefield Bank since March 1996. He was promoted from loan officer to Assistant Vice President in 1997, and promoted again to his current position in 1998. Before joining Middlefield Bank, Mr. Thompson served as Loan Officer in the Small Business Group of National City Bank, Northeast

Corporate Governance
     Middlefield periodically reviews its corporate governance policies and procedures to ensure that it meets the highest standards of ethical conduct, reports with accuracy and transparency, and maintains full compliance with laws, rules, and regulations. As part of the corporate governance process, the board reviews and adopts corporate governance policies and practices for Middlefield.
     Director Independence. A majority of Middlefield’s directors are independent, as the term independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. (“Nasdaq”) listing standards and as defined by Rule 10A-3(b)(1)(ii) promulgated by the SEC. Under Nasdaq Rule 4200(a)(15), a director of Middlefield is independent if he or she —
•	is not employed by Middlefield now and was not employed by Middlefield during the last three years,

•	is not a family member of an individual who is or was during the last three years employed by Middlefield as an executive officer. The term family member includes a person’s spouse, parents, children, and siblings, whether by blood, marriage, or adoption, or anyone else residing in such person’s home,

•	has not accepted — and his or her family members have not accepted — any payments from Middlefield exceeding $100,000 during any period of 12 consecutive months within the 3 years preceding the determination of independence (other than compensation for board or board committee service, compensation paid to a family member who is a non-executive employee of Middlefield, benefits under a tax-qualified retirement plan, or non-discretionary compensation),

•	is not — and his or her family members are not — a partner in or a controlling shareholder or an executive officer of any organization to which Middlefield made or from which Middlefield received payments for property or services in the last three years exceeding 5% of the recipient’s consolidated gross revenues for that year or $200,000, whichever is greater (other than payments arising solely from investments in Middlefield securities or payments under non-discretionary charitable contribution matching programs),

•	is not — and his or her family members are not — a current partner or employee of Middlefield’s outside auditor (S.R. Snodgrass, A.C.) or a former partner or employee of Middlefield’s outside auditor who worked on Middlefield’s audit during the last three years, and

•	is not — and his or her family members are not — employed as an executive officer of another entity on whose compensation committee any of Middlefield’s executive officers served during the past three years.
     Applying these standards, the board has determined that all of the current directors and director nominees were independent directors within the meaning of Nasdaq Rule 4200(a)(15) and the applicable rules and regulations of the SEC except for Messrs. Caldwell and Heslop. All directors serving on the corporate governance and nominating committee, audit committee, and compensation committee in 2007 were considered by the board to be independent directors within the meaning of Nasdaq Rule 4200(a)(15) and the applicable rules and regulations of the SEC.
     Code of Ethics. Middlefield has adopted a Code of Ethics that is designed to promote the highest standards of ethical conduct by directors, executive officers, and employees. The Code of Ethics was updated and revised in October, 2007. The Code of Ethics requires that directors, executive officers, and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner, and otherwise act with integrity and in Middlefield’s best interest. Under the terms of the Code of Ethics, directors, executive officers, and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics. In addition, Middlefield has adopted a Code of Ethics for Financial Professionals, which applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions. Both the Code of Ethics and the Code of Ethics for Financial Professionals are available on Middlefield’s website at www.middlefieldbank.com.
     As a mechanism to encourage compliance with the Code of Ethics and Code of Ethics for Financial Professionals, Middlefield has established procedures to receive, retain, and address complaints received regarding accounting, internal accounting controls, or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner.
     Shareholder Communications. The board has provided the following process for shareholders to send communications to the board and/or individual directors. If the concern relates to Middlefield’s financial statements, accounting practices, or internal controls, the concern should be submitted in writing to the chairman of the audit committee in care of Mr. James R. Heslop, II, Secretary, at Middlefield Banc Corp., 15985 East High Street, P.O. Box 35, Middlefield, Ohio 44062. If the concern relates to Middlefield’s governance practices, business ethics, or corporate conduct, the concern should be submitted in writing to the chairman of the corporate governance and nominating committee in care of Mr. James R. Heslop, II, Secretary, at the same address as above. If the shareholder is unsure as to which category his or her concern relates, he or she may communicate it to any one of the independent directors in care of Mr. James R. Heslop, II, Secretary.
     Board Committees. The standing committees of the board are the corporate governance and nominating committee, the compensation committee, and the audit committee.

2007
Corporate Governance and	2007	2007
Nominating Committee	Compensation Committee	Audit Committee
Richard T. Coyne*	James J. McCaskey*	Richard T. Coyne
James J. McCaskey	William J. Skidmore	Thomas C. Halstead
William J. Skidmore	Donald E. Villers	Carolyn J. Turk*

*	Committee Chairman
     Corporate Governance and Nominating Committee. The charter and guidelines of the corporate governance and nominating committee was adopted by the board in February 2004, and amended in February 2005. A current copy of the charter and guidelines are available on Middlefield’s website at www.middlefieldbank.com. A copy of the charter and guidelines are also available in print to shareholders upon request, addressed to Middlefield’s Secretary, Mr. James R. Heslop, II, at Middlefield Banc Corp., 15985 East High Street, P.O. Box 35, Middlefield, Ohio 44062. Members of the committee are appointed by the board. The committee was composed in 2007 of Directors Coyne (chairman of the committee), McCaskey, and Skidmore. The corporate governance and nominating committee met 4 times in 2007.
     The corporate governance and nominating committee recommends to the board the slate of director nominees to be proposed by the board for election by the shareholders, any director nominees to be elected by the board to fill interim director vacancies, and the directors to be selected for membership on and chairmanship of the committees of the board. In addition, this committee addresses general corporate governance matters on behalf of the board and annually reviews with the board the requisite skills and criteria for new members. The committee also reviews the composition and function of the board as a whole.

     Several factors are considered by the committee when selecting individuals to be nominated for election to the board. A candidate must meet any qualification requirements set forth in any corporate governance documents such as the committee’s charter and/or guidelines. A candidate must also not have been subject to certain criminal or regulatory actions. The committee considers the following criteria in selecting nominees:
•	personal qualities and characteristics;

•	accomplishments and reputation in the business community;

•	financial, regulatory, and business experience;

•	current knowledge and contacts in the communities in which Middlefield does business;

•	ability and willingness to commit adequate time to board and committee matters;

•	fit of the individual’s skills with those of other directors and potential directors in building a board that is effective and responsive to Middlefield’s needs;

•	independence; and

•	any other factors the board deems relevant, including diversity of viewpoints, background, experience, and other demographics.
     In addition, prior to nominating an existing director for re-election to the board, the committee considers and reviews an existing director’s board and committee attendance and performance; length of board service; experience, skills, and contributions that the existing director brings to the board; and independence.
     Middlefield’s corporate governance guidelines require a director to beneficially own at least 1,157 shares of Middlefield stock within three years of becoming a director. The share ownership requirement is adjusted for changes in outstanding shares resulting from a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, or any change in the corporate structure or shares of Middlefield. Middlefield’s corporate governance guidelines also establish a director retirement age. Upon reaching the age of 75, directors may serve on the board until their term ends, but directors may not stand for re-election after their 75th birthday.
     The committee will consider nominees for the board recommended by stockholders. A shareholder may submit a nomination for director by following the procedures specified in article III, section 4, of Middlefield’s regulations. Among other things, these procedures require that the shareholder deliver to Middlefield’s Secretary a written notice stating the name and age of each nominee, the nominee’s principal occupation, and the number of shares of Middlefield common stock he or she beneficially owns. The written consent of the nominee to serve as a director must also be provided by the shareholder making the nomination. The information must be provided to the Secretary at least 60 days before the date corresponding to the date on which Middlefield’s proxy materials were mailed to shareholders for the previous year’s annual meeting, and no more than 120 days before that date. A nomination made by a shareholder who does not comply with these procedures will be disregarded.
     To identify nominees, the committee relies on personal contacts as well as its knowledge of members of the local communities. The committee also considers director candidates recommended by stockholders in accordance with the policies and procedures set forth above. The committee determines whether a candidate is eligible and qualified for service on the board by evaluating the candidate under the selection criteria set forth above. Middlefield has not previously used an independent search firm to identify nominees. Directors of Middlefield Bank are elected and nominated solely by Middlefield’s and Middlefield Bank’s board.

     Compensation Committee. The compensation committee establishes the compensation of senior executive officers. Middlefield approved a compensation committee charter in April of 2004 to help establish compensation policies that will enable Middlefield to attract, motivate, and retain high quality leadership. In 2007, the members of Middlefield’s compensation committee and Middlefield Bank’s compensation committee were Directors McCaskey (chair of the committee), Skidmore, and Villers. Middlefield’s compensation committee met four times in 2007.
     Audit Committee. The audit committee appoints Middlefield’s independent public auditor, reviews and approves the audit plan and fee estimate of the independent public auditor, appraises the effectiveness of the internal and external audit efforts, evaluates the adequacy and effectiveness of accounting policies and financial and accounting management, supervises the internal auditor, and reviews and approves the annual financial statements. The audit committee has the authority to engage separate legal counsel and other advisors, as necessary, to execute its duties. The audit committee members in 2007 were Directors Coyne, Halstead, and Turk (chair of the committee). The audit committee met nine times in 2007.
     Middlefield’s board adopted a written charter for the audit committee in August 2001. The charter is reviewed on an annual basis, and was revised in November, 2007. A current copy of the audit committee is available on Middlefield’s website at www.middlefieldbank.com.
     Audit Committee Independence. Middlefield believes that none of the directors who serve on the audit committee have a relationship with Middlefield or Middlefield Bank that would interfere with the exercise of independent judgment in carrying out their responsibilities as director. The board, in its business judgment, has determined that all members of the audit committee meet the current independence requirements of the Nasdaq Stock Market and applicable rules and regulations of the Securities and Exchange Commission (“SEC”), and that Mr. Coyne and Ms. Turk satisfy the requirements for an “audit committee financial expert” promulgated by the SEC.
     Audit Committee Report. The audit committee has submitted the following report for inclusion in this proxy statement —
     The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2007, and has discussed the audited financial statements with management. The Audit Committee has also discussed with S.R. Snodgrass, A.C., Middlefield’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (having to do with accounting methods used in the financial statements). The Audit Committee has received the written disclosures and the letter from S.R. Snodgrass, A.C. required by Independence Standards Board Standard No. 1 (having to do with matters that could affect the auditor’s independence), and has discussed with S.R. Snodgrass, A.C. the independent auditors’ independence. Based on this, the Audit Committee recommended to the board that the audited financial statements be included in Middlefield’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, for filing with the Securities and Exchange Commission.
          Submitted by the Audit Committee
          Richard T. Coyne           Thomas C. Halstead           Carolyn J. Turk, CPA
     Board and Committee Meetings. Middlefield’s board held nine meetings in 2007. The individuals who served in 2007 as directors of Middlefield attended at least 75% of (i) the total number of board meetings and (ii) the total number of meetings held by all committees on which he or she served.
     The board encourages directors to attend the annual meeting of shareholders. All directors who served in 2007 attended the 2007 annual meeting.
DIRECTOR COMPENSATION
     The following table shows the compensation of directors for their service in 2007, other than Directors Caldwell and Heslop. The director compensation information to follow represents compensation for the full year, through December 31, 2007. The majority of director compensation is paid by Middlefield Bank for directors’

service on Middlefield Bank’s board and board committees, but compensation shown in the table is aggregate compensation paid for directors’ service both to Middlefield and Middlefield Bank. Emerald Bank does not provide compensation to directors for board service. Information about compensation paid to and earned by Directors Caldwell and Heslop is included elsewhere in this proxy statement.

					Change
					in Pension
					Value and
					Nonqualified
	Fees Earned			Non-Equity	Deferred
	or Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash	Awards(1)	Awards(1)	Compensation	Earnings(2)	Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
Richard T. Coyne	25,150	0	0	n/a	924	0	26,074
Frances H. Frank	21,600	0	0	n/a	931	0	22,531
Thomas C. Halstead	23,150	0	0	n/a	905	0	24,055
James J. McCaskey	21,500	0	0	n/a	0	0	21,500
William J. Skidmore	19,700	0	6,182	n/a	0	0	25,882
Carolyn J. Turk	22,850	0	0	n/a	0	0	22,850
Donald E. Villers	22,300	0	0	n/a	971	0	23,271

(1)	compensation expense recognized in 2007 for the May 16, 2007 grant to Mr. Skidmore of the option to acquire 1,274 shares upon his appointment as a Middlefield director. No other stock awards or options were granted to directors in 2007.

(2)	represents the addition in 2007 to the liability accrual balance established by Middlefield Bank to account for Middlefield Bank’s obligation to pay retirement benefits under director retirement agreements entered into with all nonemployee directors other than Directors McCaskey, Skidmore, and Turk.
     Director Fees and Stock Options. Directors received compensation of $300 for each meeting attended in 2007. The Chairman of the Board received additional annual compensation of $2,400. The 1999 Stock Option Plan provides for a one-time automatic grant of options to any nonemployee director elected or appointed after the adoption of the 1999 Stock Option Plan but during the term of the plan. Accordingly, when Mr. Jones became a director effective January 2, 2008, he received an award consisting of the right to acquire 1,337 shares at the exercise price of $36.25 per share.
     Directors are also entitled to life insurance benefits under Middlefield Bank’s group-term life insurance program, potentially entitled to benefits ranging from $10,000 to $30,000 if the director dies while in service to Middlefield Bank, payable to the director’s designated beneficiary.
     Director Retirement Agreements. Middlefield Bank entered into director retirement agreements with each nonemployee director in 2001. Of the current directors, Directors Coyne, Frank, Halstead, and Villers are the only directors who are parties to a retirement agreement. Each of their agreements was amended in December 2007 to provide for a uniform normal retirement age of 75. The agreements provide directors with a retirement benefit that Middlefield considers modest. As amended, the director retirement agreements provide for an annual benefit in an amount equal to 25% of the average annual fees earned by the director in the three years before attaining normal retirement age. The benefit is payable for ten years beginning at normal retirement age. If a director terminates service before normal retirement age for reasons other than death or disability, beginning at normal retirement age he or she will receive over a ten-year period a payment based upon the retirement-liability balance accrued by Middlefield Bank at the end of the month before the month in which the director’s service terminated. However, no benefits are payable in the case of early termination unless the director is at least 55 years of age and has served as a director for at least five years, including years of service before the director retirement agreements were entered into. Likewise, if a director’s service terminates because of disability before normal retirement age, beginning at normal retirement age he or she will receive over a ten-year period a payment based upon the retirement-liability balance accrued by Middlefield Bank at the end of the month before the month in which the director’s service terminated. If a change in control of Middlefield occurs the director will receive a lump-sum payment equal to the retirement-liability balance accrued by Middlefield Bank at the end of the month before the month in which the change in control occurred. For this purpose, the term “change in control” means a change in control as defined in Internal Revenue Code section 409A and Internal Revenue Service regulations implementing section 409A. After a director’s death any benefits remaining unpaid to the director will be paid to his or her beneficiary in a single lump sum. A director forfeits all benefits under the director retirement agreement if he or she is not nominated for re-election because of the director’s neglect of duties, commission of a felony or misdemeanor, or acts of fraud, disloyalty, or willful violation of significant bank policies, or if the director is removed by order of the FDIC.
     Because Middlefield’s mandatory retirement policy provides that directors may not stand for reelection after attaining age 75, Director Hunter retired when his term expired at the 2007 annual meeting. The annual retirement benefit under his Director Retirement Agreement is $4,383, payable for ten years. For the same reason Director Halstead is not standing for reelection when his term expires at the 2008 annual meeting. The annual retirement benefit under his Director Retirement Agreement is expected to be $5,040, also payable for ten years. The director retirement agreements of Directors Frank, Halstead, Hunter, and Villers provide that Middlefield Bank shall also obtain and maintain health insurance coverage for the lifetime of those directors and their spouses if the coverage can be obtained on commercially reasonable terms.
     Director Indemnification. At the 2001 annual meeting, the shareholders approved the form and use of indemnification agreements for directors. Middlefield entered into indemnification agreements with each director that allow directors to select the most favorable indemnification rights provided under (1) Middlefield’s Second Amended and Restated Articles of Incorporation or Regulations in effect on the date of the indemnification agreement or on the date expenses are incurred, (2) state law in effect on the date of the indemnification agreement or on the date expenses are incurred, (3) any liability insurance policy in effect when a claim is made against the director or on the date expenses are incurred, and (4) any other indemnification arrangement otherwise available. The agreements cover all fees, expenses, judgments, fines, penalties, and settlement amounts paid in any matter relating to the director’s role as Middlefield’s director, officer, employee, agent or when serving as Middlefield’s representative with respect to another entity. Each indemnification agreement provides for the prompt advancement of all expenses incurred in connection with any proceeding subject to the director’s obligation to repay those advances if it is determined later that the director is not entitled to indemnification.
The Board of Directors recommends a vote “FOR” election of Mrs. Frank and Messrs. Jones and McCaskey to serve as directors until the 2011 Annual Meeting of Shareholders or until their successors are elected and qualified
SUMMARY COMPENSATION TABLE
     The executive compensation information to follow represents compensation for the full year, through December 31, 2007. The majority of the compensation is paid by Middlefield Bank, but compensation shown in the table is aggregate compensation paid by Middlefield and its subsidiary banks- Middlefield Bank and Emerald Bank.

							Change in
							Pension Value
							and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
		Salary(1)	Bonus	Awards(2)	Awards(2)	Compensation(3)	Earnings(4)	Compensation(5)	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)	($)	($)
Thomas G. Caldwell	2007	235,635	0	0	0	21,561	11,641	6,459	275,296
President and Chief Executive Officer	2006	226,300	0	0	0	41,200	10,300	6,183	283,983
James R. Heslop, II	2007	176,302	0	0	0	0	633	4,650	181,585
Executive Vice President and Chief Operating Officer	2006	173,903	0	0	0	23,250	7,750	4,263	209,166
Jay P. Giles	2007	108,765	0	0	0	4,335	0	3,263	116,363
Senior Vice President/Senior Loan Officer	2006	105,520	0	0	0	10,552	0	3,166	119,238
Donald L Stacy	2007	117,236	0	0	0	11,431	6,327	3,517	138,511
Chief Financial Officer and Treasurer	2006	110,630	0	0	0	11,063	5,532	3,319	130,544

(1)	includes salary deferred at the election of the executive under Middlefield Bank’s 401(k) retirement plan. Also includes fees for service as a director. Mr. Caldwell’s director fees in 2007 and 2006 were $20,000 and $19,000, respectively. Mr. Heslop’s director fees in 2007 and 2006 were $20,300 and $18,900, respectively.

(2)	no compensation expense was recognized in 2007 for the December 10, 2007 grant to Mr. Stacy of the option to acquire 750 shares and the December 10, 2007 grant to Mr. Giles of the option to acquire 500 shares.

(3)	represents cash incentive payments made in March 2008 and February 2007 under Middlefield Bank’s Annual Incentive Plan based on financial performance and the executives’ performance in 2007 and 2006. These payments in March 2008 represented 10% of Mr. Caldwell’s 2007 salary, 4% of Mr. Giles’ 2007 salary, and 9.75% of Mr. Stacy’s 2007 salary. Mr. Heslop did not receive a cash incentive payment in March 2008. These payments in February 2007 represented 20% of Mr. Caldwell 2006 salary, 15% of Mr. Heslop 2006 salary, 10% of Mr. Giles 2006 salary, and 10% of Mr. Stacy 2006 salary.

(4)	represent contributions and interest earnings credited by Middlefield Bank for each executive under the executive deferred compensation agreements for 2007 and 2006. For 2007, Mr. Caldwell received a contribution of $10,800 and earned interest of $841, Mr. Heslop received no contribution and earned interest of $633, and Mr. Stacy received a contribution of $5,875 and earned interest of $452. For 2006, the figures represent a contribution of 5% of annual base salary by the Bank for each executive. No interest was credited for the contribution in 2006. Mr. Giles has not entered into an executive deferred compensation agreement.

(5)	The figures in the “all other compensation” column represent matching contributions under Middlefield Bank’s 401(k) plan.
     Perquisites and other personal benefits provided to each of the named executive officers in 2007 and 2006 were less than $10,000. The value of insurance on the lives of the named executive officers is not reflected in the Summary Compensation Table because the executives have no interest in the policies. However, the executives are entitled to designate the beneficiary of death benefits payable by the Bank under executive survivor income agreements. See the “Executive Survivor Income Agreements” section in the discussion below. The value of group-term life insurance coverage provided for all employees is also not reflected in the Summary Compensation Table because the group-term life insurance plan does not discriminate in scope, terms, or operation in favor of the named executive officers and is generally available to all salaried employees of the Bank.

     Annual Incentive Plan. Established by Middlefield Bank in 2003, but terminable by the board at any time, all employees are eligible to participate in the Annual Incentive Plan. Annual incentive payments under the plan for a particular year are based on objective financial performance criteria established before the beginning of the year. Currently, the performance measure having to do with Middlefield Bank’s financial performance is return on average equity, or ROAE. In future years other financial performance could be taken into account, such as return on average assets (ROAA), loan growth, deposit growth, efficiency ratio, and net interest margin. The compensation committee also considers objective individual performance goals. An employee’s potential cash incentive payment under the Annual Incentive Plan depends upon two factors: (x) the employee’s position, which establishes a maximum cash incentive award as a percent of base salary and (y) the extent to which the performance targets, including ROAE and individual performance targets, are achieved.
     1999 Stock Option Plan. The 1999 Stock Option Plan provides for the grant of options to acquire common stock. The plan also allows for the grant of stock appreciation rights, restricted stock, and performance unit awards, but the only grants made have been stock options and restricted stock. Options granted under the plan can be either incentive stock options or non-qualified stock options. Qualified stock options — more commonly known as incentive stock options or ISOs — may be granted to officers and employees, and non-qualified stock options may be granted to directors, officers, and employees. An ISO is an option that satisfies the terms of section 422 of the Internal Revenue Code of 1986. All other options granted under the stock option plan are non-qualified options, also known as NQSOs.
     All options granted to officers and employees under the plan to date are ISOs, and all options granted to non-employee directors are NQSOs. The exercise price of ISOs must be no less than the fair market value of the shares on the date of grant (or 110% of fair market value in the case of any ISO grant to a holder of more than 10% of Middlefield’s common stock), and the exercise price of NQSOs must be no less than book value at the end of the most recent fiscal year. No individual may be granted options to acquire more than 20% of the total shares acquirable by exercise of options that may be granted under the plan. Similarly, all non-employee directors as a group may be granted options to acquire no more than 20% of the total shares acquirable by exercise of options that may be granted under the plan. Options to acquire no more than 10% of the total shares acquirable under the plan may be granted in any one year. The stock option plan has a ten-year term. Options granted under the plan are not transferable except by will or the laws of descent and distribution and are exercisable during the option grantee’s lifetime by the option grantee only. Exercisable options not exercised within three months after termination of the option holder’s service expire, except in the case of the option holder’s death, in which case they expire after one year. If the option holder’s service is terminated for cause, all of his options expire immediately. However, unexercisable options become fully exercisable if a tender offer for Middlefield common stock occurs or if Middlefield’s shareholders approve an agreement whereby Middlefield ceases to be an independent, publicly owned company or whereby Middlefield agrees to sale of substantially all of its assets. If a merger occurs and Middlefield is not the surviving entity, option holders have the right to receive in exchange for the value of their options the cash or other consideration paid in the merger.
     The committee has also authorized restricted stock awards under the 1999 Stock Option Plan. Restricted stock is subject to such restrictions as the committee may impose, including limitations on voting, limitations on dividend rights, and vesting limitations. A one-year vesting limitation is the only limitation the committee has imposed on restricted awards made to executives. Once a restricted stock award becomes vested after one year, the holder becomes the outright owner of the stock, with no risk that the stock will be forfeited. Although the committee has in the past awarded stock options that are fully vested on the grant date, most stock options granted by the committee likewise become vested and exercisable after one year.
     In December of 2004 the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123 (revised), Share Based Payment (Statement 123 (R)). Statement 123 (R) requires all entities to recognize compensation expense in an amount equal to the fair value of share-based payments (e.g., stock options).

     Executive Deferred Compensation Agreements. On December 28, 2006, the Middlefield Bank entered into executive deferred compensation agreements with Messrs. Caldwell, Heslop, and Stacy. The agreements are intended to provide supplemental retirement income benefits. The arrangement is noncontributory, meaning contributions can be made solely by Middlefield Bank. For each year the executive remains employed with Middlefield Bank until attaining age 65, Middlefield Bank may credit each executive with a contribution equal to 5% of the executive’s base annual salary. Contributions exceeding 5% of salary are conditional on achievement of performance goals: (i) Middlefield Bank’s net income for the plan year and (ii) Middlefield Bank’s peer ranking for the plan year, as reported by Ryan Beck & Co. Ryan Beck & Co., a Stifel Financial Corp. company, ranks publicly traded commercial banks headquartered in Ohio based on seven factors: (1) earnings per share growth, (2) return on equity, (3) return on assets, (4) efficiency ratio, (5) net charge-offs as a percentage of average loans, (6) loan growth, and (7) deposit growth. Each of the two performance goals can account for a contribution of up to 7.5% of the executive’s base annual salary. The net income goal for each year will be established by the compensation committee no later than March 31 of that year. The compensation committee’s decisions are reported to the full board but the decisions are not final unless approved by a majority of Middlefield’s independent directors. In spring 2008, Middlefield Bank proposes to enter into amended executive deferred compensation agreements with Messrs. Caldwell, Heslop, and Stacy to ensure compliance with Internal Revenue Code section 409A.
     Executive Survivor Income Agreements. In June 2003, Middlefield Bank entered into executive survivor income agreements with various officers, including Messrs. Caldwell, Giles, Heslop, and Stacy. The agreements promise a specific cash benefit payable by Middlefield Bank to an executive’s designated beneficiary at the executive’s death, provided the executive dies before attaining age 85. The benefit would be paid to the executive’s beneficiary if the executive dies in active service to Middlefield Bank, but it also would be payable after the executive’s termination of service if the executive terminated (i) because of disability, or (ii) within 12 months after a change in control of Middlefield, or (iii) after having attained age 55 with at least ten years of service to Middlefield Bank or after having attained age 65.
     The total death benefit payable to Mr. Caldwell’s beneficiaries if he dies in active service to Middlefield Bank is $471,741, the benefit payable to Mr. Giles’ beneficiaries is $262,861, the benefit payable to Mr. Heslop’s beneficiaries is $368,970, and the benefit payable to Mr. Stacy’s beneficiaries is $222,619. For death after terminating active service with Middlefield Bank, the death benefit for Mr. Caldwell’s beneficiaries is $471,741, $131,430 for Mr. Giles’ beneficiaries, $368,970 for Mr. Heslop’s beneficiaries, and $111,309 for Mr. Stacy’s beneficiaries. To assure itself of funds sufficient to pay the promised death benefits, Middlefield Bank purchased insurance on the executives’ lives with a single premium payment. Middlefield Bank owns the policies and is the sole beneficiary. Of the total premium paid for the insurance on the various executives’ lives, $495,873 is attributable to insurance purchased on the life of Mr. Caldwell, $502,412 is attributable to insurance purchased on the life of Mr. Giles, $447,351 is attributable to insurance on the life of Mr. Heslop, and $333,890 is attributable to insurance purchased on the life of Mr. Stacy. The premium amounts are not reflected in the Summary Compensation Table. Middlefield Bank expects that the policies’ death benefits will be sufficient to pay all benefits promised under the DBO agreements.
     Change-in-Control Severance Agreements. Middlefield and its two banking subsidiaries have not entered into written employment agreements with officers. Middlefield entered into severance agreements on January 7, 2008, with seven executives, including Messrs. Caldwell, Heslop, Giles, and Stacy, and three other executives. The agreements promise to each executive a lump-sum payment calculated as a multiple of the executive’s salary and the executive’s cash bonus and cash incentive compensation. In the case of executives other than Messrs. Caldwell and Heslop the lump-sum severance benefit is payable immediately after their employment termination occurring within 24 months after a change in control. Rather than being contingent on employment termination after a change in control, the lump-sum benefit of Messrs. Caldwell and Heslop is payable immediately after a change in control occurs.
     The multiple of compensation payable under the severance agreements is 2.5 times in the case of Mr. Caldwell and Mr. Heslop and 2.0 times compensation for all other executives. The agreements also promise continued life, health, and disability insurance coverage for 24 months after employment termination and legal fee reimbursement of up to $500,000 for Messrs. Caldwell and Heslop and $300,000 for the other five executives if the severance agreements are challenged after a change in control.
     Retirement Plan. Middlefield does not maintain a defined benefit or actuarial plan providing retirement benefits for officers or employees based on actual or average final compensation. But Middlefield Bank maintains a section 401(k) employee savings and investment plan for substantially all employees and officers who have more than one year of service. Middlefield Bank’s contribution to the plan is based on 50% matching of voluntary contributions, up to 6% of compensation. An eligible employee may contribute up to 15% of his or her salary. Employee contributions are vested at all times. Contributions are fully vested after six years, vesting in 20% annual increments beginning with the second year. Employees also have life insurance benefits under a group term life insurance program, paying benefits to an employee’s beneficiary if the employee dies while employed by Middlefield Bank, up to the lesser of (i) twice the employee’s annual salary at the time of death or (ii) $140,000.
     Internal Revenue Code Limits. The qualifying compensation regulations issued by the Internal Revenue Service under Internal Revenue Code section 162(m) provide that no deduction is allowed for applicable employee remuneration paid by a publicly held corporation to a covered employee to the extent that the remuneration exceeds $1.0 million for the applicable taxable year, unless specified conditions are satisfied. Salary and bonus amounts deferred by executives are not subject to section 162(m). Currently, remuneration is not expected to exceed $1.0 million for any employee. Therefore, Middlefield does not expect that compensation will be affected by the qualifying compensation regulations. The compensation committee and Middlefield’s board intend to maintain executive compensation within the section 162(m) deductibility limits, but could permit compensation exceeding the section 162(m) limits in the future.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2007
     The table to follow shows the number of shares acquirable, exercise prices, and expiration dates of all unexercised stock options held by the executives identified in the Summary Compensation Table. None of the executives holds unvested restricted stock or other stock awards. None of the executives, other than Mr. Heslop, exercised stock options in 2007. Mr. Heslop exercised options for 128 shares at $18.80 a share on February 27, 2007. The only stock award made to the executives in 2007 consisted of a grant on December 10, 2007, of an option to acquire 750 shares, granted to Mr. Stacy, and an option to acquire 500 shares, granted to Mr. Giles, in each case at the exercise price of $37.00 per share.

	Option Awards(1)					Stock Awards(1)
									Equity
									Incentive
									Plan
									Awards:
			Equity						Market or
			Incentive					Equity	Payout
			Plan				Market	Incentive Plan	Value of
			Awards:				Value of	Awards:	Unearned
	Number of	Number of	Number of			Number of	Shares or	Number of	Shares,
	Securities	Securities	Securities			Shares or	Units of	Unearned	Units or
	Underlying	Underlying	Underlying			Units of	Stock	Shares, Units	Other
	Unexercised	Unexercised	Unexercised	Option		Stock That	That	or Other Rights	Rights That
	Options	Options	Unearned	Exercise	Option	Have Not	Have Not	That Have Not	Have Not
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)
Thomas G. Caldwell	1,337			23.13	11/23/2009
	3,347			17.90	12/11/2010
	1,912			22.33	12/9/2012
	3,827			24.29	12/8/2013		n/a
	2,315			30.45	12/13/2014
	1,653			36.73	12/6/2015
	525			40.24	12/11/2016

	Option Awards(1)					Stock Awards(1)
									Equity
									Incentive
									Plan
									Awards:
			Equity						Market or
			Incentive					Equity	Payout
			Plan				Market	Incentive Plan	Value of
			Awards:				Value of	Awards:	Unearned
	Number of	Number of	Number of			Number of	Shares or	Number of	Shares,
	Securities	Securities	Securities			Shares or	Units of	Unearned	Units or
	Underlying	Underlying	Underlying			Units of	Stock	Shares, Units	Other
	Unexercised	Unexercised	Unexercised	Option		Stock That	That	or Other Rights	Rights That
	Options	Options	Unearned	Exercise	Option	Have Not	Have Not	That Have Not	Have Not
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)
James R. Heslop, II	667			23.13	11/23/2009
	2,866			17.90	12/11/2010
	1,912			22.33	12/9/2012
	3,827			24.29	12/8/2013		n/a
	2,315			30.45	12/13/2014
	1,653			36.73	12/6/2015
	525			40.24	12/11/2016
Jay P. Giles	667			17.90	12/11/2010
	1,274			22.33	12/9/2012
	2,551			24.29	12/8/2013		n/a
	1,157			30.45	12/13/2014
	551			36.73	12/6/2015
	525			40.24	12/11/2016
		500		37.00	12/10/2017
Donald L. Stacy	667			17.90	12/11/2010
	1,274			22.33	12/9/2012
	2,551			24.29	12/8/2013		n/a
	1,735			30.45	12/13/2014
	1,102			36.73	12/6/2015
	525	750		40.24	12/11/2016
				37.00	12/10/2017

(1)	adjusted for stock dividends
     Transactions with Related Parties. Directors and executive officers of Middlefield and their associates are customers of and enter into banking transactions with the Bank in the ordinary course of business. Middlefield expects that these relationships and transactions will continue. The transactions with directors, executives officers, and their associates have not involved more than the normal risk of collectability and have not presented other unfavorable features. Loans and commitments to lend included in these transactions were made and will be made on substantially the same terms — including interest rates and collateral — as those prevailing at the time for comparable transactions with persons not affiliated with Middlefield.
Second Proposal — Adoption and Approval of the 2007 Omnibus Equity Plan
     The goal of the 2007 Omnibus Equity Plan is to promote the long-term financial success of Middlefield and subsidiaries and increase stockholder value. The 2007 Omnibus Equity Plan gives us authority to make awards of stock options and stock appreciation rights as well as restricted stock and performance share awards. Awards may be made to employees of Middlefield and employees of subsidiaries. Awards of stock options and restricted stock may also be made to directors who are not employees of Middlefield or any subsidiaries. The plan will enhance our ability to attract and retain the services of employees and directors upon whose judgment, skill, and efforts the successful conduct of our business depends. The variety of awards that may be made under the plan gives us flexibility to respond to market-competitive changes in equity compensation practices.
     The plan contains provisions that we believe are consistent with the interests of shareholders and principles of good corporate governance. For example, stock options and stock appreciation rights must have an exercise price equal to or greater than the fair market value of Middlefield common stock on the date the award is made. Similarly, the plan prohibits repricing of stock options and stock appreciation rights without stockholder approval. In other words, if the fair market value of Middlefield stock experiences a sustained decline to a price less than the exercise price of a stock option, for example, the exercise price of the option will not be adjusted to compensate for the loss of the option’s value.
     The principal features of the 2007 Omnibus Equity Plan are summarized below, but a copy of the plan is included as Appendix A. We encourage you to read Appendix A in its entirety. This summary of the plan is qualified in its entirety by reference to Appendix A. References in this summary to the Code mean the Internal Revenue Code of 1986, as amended.
     Although the board of directors adopted the 2007 Omnibus Equity Plan, the plan will not become effective unless it is also approved by stockholders. We recommend that stockholders vote FOR approval of the 2007 Omnibus Equity Plan.
     Authorized Shares. The 2007 Omnibus Equity Plan authorizes the issuance of 160,000 shares of Middlefield common stock. Shares of common stock issued under the 2007 Omnibus Equity Plan may consist in whole or in part of treasury shares or authorized and unissued shares not reserved for any other purpose. If shares subject to an award made under the 2007 Omnibus Equity Plan are later forfeited, terminated, exchanged, or otherwise settled without the issuance of shares or the payment of cash, the shares associated with that award may again become available for future grants.
     Awards. Awards to employees may take the form of incentive stock options that qualify for favored tax treatment under Code section 422, stock options that do not qualify under Code section 422, stock appreciation rights, restricted stock, and performance shares. In contrast to the kinds of awards that may be made to employees, non-employee directors are eligible for awards of non-qualified stock options and restricted stock only. The terms of each award will be described in an award agreement. By accepting an award, a participant will agree to be bound by the terms of the plan and the award agreement. If there is a conflict between the terms of the plan and the terms of the associated award agreement, the terms of the plan will govern.
     Plan Administration. A committee of Middlefield’s board of directors will administer the plan. Known as the Plan Committee, the committee must consist of at least three individuals, each of whom must be (x) an outside director within the meaning of Code section 162(m), receiving no compensation from Middlefield or a related entity in any capacity other than as a director, except as permitted by the Code, (y) a non-employee director within the meaning of the SEC’s Rule 16b-3, and (z) an independent director within the meaning of Nasdaq’s Marketplace Rules, specifically Rule 4200(a)(15). The board of directors designated Directors Coyne (chair), McCaskey, and Turk to serve as members of the Plan Committee. The board believes that each of these individuals satisfies the independence requirements of Code section 162(m), SEC Rule 16b-3, and Nasdaq Rule 4200(a)(15).
     The Plan Committee has final authority to make awards to employees and establish award terms. The amount and terms of equity awards to non-employee directors, however, must be established by the entire board of directors. Accordingly, when the term Plan Committee is used in reference to grants to non-employee directors, the term means the entire board of directors. The Plan Committee’s authority includes the power to –
•	construe and interpret the 2007 Omnibus Equity Plan,

•	adopt, amend, and rescind rules and regulations relating to administration of the plan,

•	determine the types of awards to be made to employees,

•	designate the employees to whom the awards will be made,

•	specify the terms and conditions of awards, including the procedures for exercising an award, and

•	administer any performance-based awards, including certifying that applicable performance objectives are satisfied.
     Under section 14.5 of the 2007 Omnibus Equity Plan, directors of Middlefield are entitled to indemnification by Middlefield for liabilities arising under the plan.
     Award Eligibility. The Plan Committee may make awards to any employee of Middlefield or any of its subsidiaries. There currently are approximately 91 employees of Middlefield and subsidiaries who will be eligible for an award. There currently are 11 non-employee directors of Middlefield and its subsidiaries who also will be eligible for awards. Again, the board alone may make awards to non-employee directors, meaning any director of Middlefield or a subsidiary who is not also an employee of Middlefield or a subsidiary. The selection of participants and the nature and size of awards are within the discretion of the Plan Committee, or the discretion of the board in the case of awards to non-employee directors.
     No awards have been made under the Plan. Awards that may be made to directors and executive officers, including executive officers identified in the Summary Compensation Table, and to other employees currently are not determinable.
     Award Limits. Of the shares authorized for issuance under the plan, up to 80,000 may be reserved for issuance under incentive stock options. The aggregate number of shares underlying awards granted to an individual participant in a single year may not exceed 16,000.
     Adjustments. If a corporate transaction such as a stock dividend, stock split, recapitalization, merger, or other similar corporate change affects Middlefield’s outstanding shares of common stock, the Plan Committee will make adjustments to prevent dilution or enlargement of benefits provided under the plan, including adjustment of the number of shares authorized under the plan, adjustment of award limits, and adjustments of the terms of outstanding awards.
     Options. An option is the right to acquire shares of Middlefield common stock during a stated period at a specified exercise price. An option may be an incentive stock option – or ISO – qualifying for favored tax treatment under Code section 422. ISOs may be granted to employees only. Any option that is not an ISO is known as a non-qualified stock option – or NQSO – which may be granted to employees or non-employee directors.
     The exercise price of an option is determined by the Plan Committee. However, an option’s exercise price may not be less than the fair market value of a share of Middlefield common stock on the date the option is granted. For this purpose fair market value is determined according to the following rules: (x) if Middlefield common stock is traded on an exchange or on an automated quotation system giving closing prices, fair market value means the reported closing price on the relevant date if it is a trading day and otherwise on the next trading day, (y) if Middlefield common stock is traded over-the-counter with no reported closing price, fair market value is the mean between the highest bid and the lowest asked prices on that quotation system on the relevant date if it is a trading day and otherwise on the next trading day, or (z) if neither clause (x) nor clause (y) applies, fair market value is determined by the Plan Committee in good faith and, for ISOs, consistent with Code section 422.
     The Plan Committee may establish the term of each option, but the term of an ISO may not exceed ten years. Likewise, the term of an option granted to a non-employee director may not exceed ten years. But an NQSO granted to an employee may have any term specified in the award agreement. The exercise price of an option must be paid according to procedures specified in the award agreement, which may allow payment in cash or a cash equivalent, surrender of unrestricted shares of Middlefield common stock the participant has owned for at least six months, or a combination of these payment methods.

     The aggregate fair market value of Middlefield common stock for which a participant’s ISOs are exercisable for the first time in any calendar year under all stock option plans of Middlefield and subsidiaries may not exceed $100,000. For this purpose fair market value is determined as of the date the option is granted. The exercise price of an ISO granted to an employee who owns stock possessing more than 10% of the voting power of Middlefield may not be less than 110% of the fair market value of a share of common stock on the date of grant. The term of an ISO may not exceed five years if the employee owns stock possessing more than 10% of the voting power of Middlefield
     Stock Appreciation Rights. A stock appreciation right – or SAR – is the right to receive cash equal to the difference between the fair market value of a share of Middlefield common stock on the date the SAR is exercised, on one hand, and the SAR’s exercise price on the other. The exercise price of an SAR may not be less than the fair market value of Middlefield common stock on the date the SAR is granted. In other words, an SAR ordinarily is intended to yield the same value on the date of exercise as a stock option, although SARs ordinarily are more likely to be settled in cash rather than stock and the exercise of an SAR does not require delivery of consideration by the award recipient. As an alternative to cash settlement of an SAR, the award agreement may permit or require a participant to receive common stock having an aggregate fair market value on the exercise date equal to the amount of cash the participant would have received had the SAR been exercised for cash instead of stock, with any fractional share settled in cash. In contrast to the typical stock option, the expense of SARs is accounted for using liability accounting if the SAR can be settled in cash. The accounting expense of a typical stock option is fixed at the date of grant by an estimate of the option’s value on that date. The expense associated with an SAR that may be settled in cash will vary with time as the value of the SAR varies, depending on changes in the value of Middlefield stock during the life of the SAR.
     Restricted Stock. A restricted stock award is an award of common stock that is subject to transfer restrictions and subject to the risk of forfeiture if conditions specified in the award agreement are not satisfied by the end of a specified period. During the restriction period established by the Plan Committee, restricted stock is considered to be held in escrow and may not be sold, transferred, or hypothecated. Restricted stock will vest when the conditions to vesting stated in the award agreement are satisfied, and at that time the transfer restrictions and risk of forfeiture will lapse and the shares will be released to the participant. Restricted stock will be forfeited if the vesting conditions are not satisfied, and if that occurs the shares will again become available under the plan for future awards. Unless an award agreement for restricted stock specifies otherwise, a participant who holds restricted stock has the right to receive dividends or other distributions on the shares and the right to vote the shares during the restriction period. But dividends or other distributions payable in the form of stock would themselves be considered shares of restricted stock and would be subject to the same restrictions and conditions as the original restricted stock award.
     If restricted stock awards are made, they are most likely to be made at no cost to the participant. However, the Plan Committee could make an award conditional upon the participant paying a purchase price for the shares of restricted stock, in addition to other conditions that may be imposed. Although the plan places no limitations on the conditions that may be imposed on restricted stock awards, we expect that the principal condition imposed would consist of a time-vesting feature, meaning the award recipient would become fully vested in and the owner of unencumbered shares of common stock if the participant remains employed with Middlefield or subsidiaries for a specified period.
     Performance Shares. Performance shares bear some similarities to restricted stock awards but also are distinct from restricted stock awards in some significant ways. Like the recipient of a restricted stock award, a performance share award recipient becomes fully vested in and acquires unencumbered ownership of shares if conditions imposed in the award agreement are satisfied by the end of the period specified in the award agreement. But as the name suggests, performance awards ordinarily become vested if and only if corporate goals or individual performance goals, or both, stated in the award agreement are satisfied by the end of the performance period, also specified in the award agreement. In contrast, and although this is not necessarily always the case, restricted stock awards ordinarily become vested with the mere passage of time, so long as the award recipient remains employed with the company that made the restricted stock award. In contrast to stock option awards and to a lesser degree restricted stock awards, which ordinarily have terms that are more or less uniform from one grant to the next and from one award recipient to the next, the terms of performance share awards can vary quite widely. Terms having to do with such things as performance criteria and the duration of the period in which performance is measured need not be uniform and are likely to be influenced by the particular award recipient’s responsibilities, Middlefield’s or a subsidiary’s corporate goals and operating results, and other factors. Virtually every term of performance share awards can be customized for individual award recipients, with the only common denominator being the right to become the owner of unencumbered shares of Middlefield common stock if the performance criteria are satisfied. The performance criteria are likely to include a combination of some or all of the following factors –

net earnings or net income (before or after taxes)	productivity ratios
earnings per share	share price (including, but not limited to, growth measures and total shareholder return)
deposit or asset growth	expense targets
net operating income	credit quality
return on assets and return on equity	efficiency ratio
fee income	market share
earnings before or after taxes, interest, depreciation and/or amortization	customer satisfaction
interest spread	net income after cost of capital
     The board may award restricted stock to non-employee directors, but performance shares may be awarded solely to employees. If the Plan Committee makes performance share awards, it will establish the performance criteria, select the participants or class of participants to whom the performance criteria apply, and designate the period over which performance will be measured. Unless the associated award agreement specifies otherwise, a participant may not exercise voting rights over shares subject to a performance award. But shares subject to a performance award will be credited with an allocable portion of dividends and other distributions paid on common stock. Dividends and other distributions allocable to unvested performance shares will be held by Middlefield as escrow agent during the period in which satisfaction of the performance criteria is determined, without interest crediting or other accruals while held in escrow. If dividends or other distributions are paid in the form of shares of common stock, those shares would themselves be considered performance shares and would be subject to the same conditions and restrictions as the original performance share award.
     The Plan Committee will make appropriate adjustments to performance criteria to account for the impact of a stock dividend or stock split affecting the common stock or a recapitalization, merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares, or similar corporate change. Unless otherwise provided in the plan or an employee participant’s award agreement, at the end of the period in which satisfaction of the performance criteria is determined, the Plan Committee will certify that the employee has or has not satisfied the performance criteria. The shares will then be forfeited if the performance criteria are not satisfied. If the performance criteria are satisfied, the shares of Middlefield common stock will be issued to the employee participant.
     Effect of Termination of Service on Awards. Unless the participant’s award agreement provides otherwise, when a participant employee’s service terminates or when a non-employee director participant’s service terminates the portion of any award held by the participant that is not exercisable is forfeited. All NQSOs, SARs, and ISOs held by the participant that are exercisable shall be forfeited if not exercised before the earlier of the expiration date specified in the award agreement or 90 days after termination occurs. However, all of a participant’s outstanding awards are forfeited if the participant’s employment or director service terminates for cause or if in Middlefield’s judgment a basis for termination for cause exists, regardless of whether the awards are exercisable and regardless of whether the participant’s employment or director service actually terminates. Defined in section 10.1(b) of the 2007

Omnibus Equity Plan, the term cause includes a violation of Middlefield’s or a subsidiary’s code of ethics. However, shares of restricted stock or performance shares that have been released from escrow and distributed to the participant are not affected by a termination for cause.
     Effect of a Change in Control. If a change in control of Middlefield occurs, the Plan Committee has broad authority and sole discretion to take actions it deems appropriate to preserve the value of participants’ awards. If a change in control occurs, the Plan Committee may for example –
•	accelerate the exercisability or vesting of any or all awards, despite any limitations stated in the plan or in an award agreement

•	cancel any or all outstanding options, SARs, restricted stock, and performance share awards in exchange for the kind and amount of consideration that the holder of the award would have received had the award been converted into Middlefield stock before the change in control (less the exercise price of the award)

•	convert any or all option, SAR, restricted stock, or performance share awards into the right to receive at exercise or vesting the kind and amount of consideration that the holder of the award would have received had the award been converted into Middlefield stock before the change in control (less the exercise price of the award)
     The Plan Committee may provide for these results in advance in an award agreement or may provide for these results when a change in control actually occurs, or both. Alternatively, the Plan Committee also has the right to require the acquiring company in a change in control to take any of these actions.
     Events that would constitute a change in control are defined in section 11.1 of the 2007 Omnibus Equity Plan, but the plan defers to any competing definition contained in another agreement to which a participant may be a party, such as an employment agreement, or the competing definition contained in Code section 409A if that provision of the Federal tax code is deemed to apply to the participant’s award. In general, a change in control means one or more of the following events occur –
•	a change in the composition of Middlefield’s board of directors, after which the incumbent members of the board on the effective date of the 2007 Omnibus Equity Plan – including their successors whose election or nomination was approved by those incumbent directors and their successors – no longer represent a majority of the board

•	a person (other than persons such as subsidiaries or benefit plans) becomes a beneficial owner of Middlefield securities representing 25% or more of the combined voting power of all securities eligible to vote for the election of directors, excepting business combinations after which Middlefield’s stockholders own more than 50% of the resulting company and except for stock issuances approved by incumbent directors and their successors

•	a merger, consolidation, share exchange, or similar form of business combination transaction requiring approval of Middlefield’s stockholders, excepting business combinations after which Middlefield’s stockholders own more than 50% of the resulting company

•	Middlefield’s stockholders approve a plan of complete liquidation or dissolution or sale of all or substantially all of Middlefield’s assets
     Amendment, Modification, and Termination of Plan. The 2007 Omnibus Equity Plan was approved by Middlefield’s board of directors at its meeting on November 27, 2007. But the plan will not become effective unless it is also approved by Middlefield stockholders. If approved, the plan will remain in effect until the tenth anniversary of the date the plan was approved by the board.

     Middlefield may terminate, suspend, or amend the plan at any time without stockholder approval, unless stockholder approval is necessary to satisfy applicable requirements of SEC Rule 16b-3, the Code, or any securities exchange, market, or other quotation system on which Middlefield’s securities are listed or traded. But no amendment of the plan may (x) result in the loss of a Plan Committee member’s status as a non-employee director as defined in SEC Rule 16b-3, (y) cause the plan to fail to satisfy the requirements of Rule 16b-3, or (z) adversely affect outstanding awards. However, Middlefield may amend the plan as necessary to comply with Code section 409A even if the amendment does adversely affect participants’ rights.
     Transfers. Awards made under the plan generally are not transferable except as specified in the plan. During a participant’s lifetime, awards are exercisable solely by the participant or the participant’s guardian or legal representative. Plan awards may be transferred by will and by the laws of descent and distribution.
     Accounting for Share-Based Payments. In December 2004 the Financial Accounting Standards Board (FASB) published FASB Statement No. 123 (revised): Share Based Payment (SFAS 123 (R)). SFAS 123 (R) requires that the compensation cost relating to share-based payment transactions, including grants of stock options, be recognized as an expense in financial statements. For this purpose cost is measured based on the fair value of the equity instrument issued, according to any option-pricing model satisfying the fair value objective of SFAS 123 (R).
     U.S. Federal Income Tax Consequences. The following discussion briefly summarizes the U.S. federal income and employment tax consequences relating to the 2007 Omnibus Equity Plan. This summary is based on existing provisions of the Code, final, temporary, and proposed Treasury Regulations promulgated under the Code, existing judicial decisions, and current administrative rulings and practice, all of which are subject to change, possibly retroactively. Included for general informational purposes only, this summary is not a complete description of the applicable U.S. federal income or employment tax laws and it does not address state or local tax consequences and other tax consequences. Each taxpayer should seek from an independent tax advisor advice based upon the taxpayer’s particular circumstances.
     Generally, Middlefield will withhold from distributions under the plan the amount of cash or shares that it determines is necessary to satisfy applicable tax withholding obligations. Alternatively, Middlefield may require participants to pay to Middlefield the amount necessary to satisfy applicable tax withholding obligations.
     Tax Consequences of ISOs. ISOs qualify for special treatment under Code section 422. A participant recognizes no income when an ISO is granted or exercised and Middlefield is entitled to no compensation deduction at either of those times. Also, ISOs are not subject to employment taxes. If a participant acquires Middlefield common stock by exercising an ISO and continues to hold that stock for one year or, if longer, until the second anniversary of the grant date, the amount the participant receives when he or she finally disposes of the stock – minus the exercise price – is taxed at long-term capital gain or loss rates. This is referred to as a qualifying disposition. Middlefield is not entitled to a deduction for a qualifying disposition.
     If a participant disposes of the common stock within one year after exercising the ISO or within two years after the grant date, this is referred to as a disqualifying disposition. When a disqualifying disposition occurs, the participant recognizes ordinary income equal to the excess of (x) the fair market value of the stock on the date the ISO is exercised, or the amount received on the disposition if less, over (y) the exercise price. Middlefield is entitled to a deduction equal to the income that the participant recognizes on the disqualifying disposition. The participant’s additional gain is taxed at long-term or short-term capital gain rates, depending on whether the participant held the common stock for more than one year.
     The rules that generally apply to ISOs do not apply when calculating any alternative minimum tax liability. When an ISO is exercised a participant must treat the excess, if any, of the fair market value of the stock on the date of exercise over the exercise price as a tax preference item for purposes of the alternative minimum tax. The rules affecting the application of the alternative minimum tax are complex and their effect depends on individual circumstances, including whether a participant has tax preference items other than those derived from ISOs.

     Tax Consequences of NQSOs. NQSOs are not entitled to the special tax treatment granted to ISOs. Nevertheless, a participant recognizes no income when an NQSO is granted and Middlefield is entitled to no compensation deduction at that time. Unlike an ISO, when an NQSO is exercised the participant recognizes ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the exercise price. Also unlike an ISO, this same amount is subject to employment taxes, including social security and Medicare taxes. If a participant uses common stock or a combination of common stock and cash to pay the exercise price of an NQSO, he or she will have ordinary income equal to the value of the excess of the number of shares of common stock that the participant purchases over the number he or she surrenders, less any cash the participant uses to pay the exercise price. This same amount is subject to employment taxes, including social security and Medicare taxes. When an NQSO is exercised, Middlefield is entitled to a deduction equal to the ordinary income that the participant recognizes.
     A participant’s cost, also known as basis, for shares acquired by exercising an NQSO generally is the fair market value of the stock on the date the NQSO is exercised, recognizing that the participant is taxed at ordinary income rates at that time. And when the participant finally disposes of stock acquired by exercising an NQSO, the participant will have a long-term capital gain or loss or a short-term capital gain or loss, depending on whether the participant held the stock after option exercise for more than one year and whether the sale price exceeds the participant’s cost basis.
     Tax Consequences of SARs. A participant recognizes no income when an SAR is granted. Likewise, Middlefield is entitled to no compensation deduction at that time. But when an SAR is exercised, the participant recognizes ordinary income equal to the cash received upon exercise, or the fair market value of the stock received at exercise if the SAR is settled with stock. Middlefield is entitled to a compensation deduction equal to the ordinary income that the participant recognizes. Also, the same amount is subject to employment taxes, including social security and Medicare taxes. If the SAR is settled with stock, the participant will have a long-term or short-term capital gain or loss when he or she finally disposes of the stock, depending on whether the participant held the stock for more than one year after the SAR was exercised and depending of course on the price at which the stock is sold.
     Tax Consequences of Restricted Stock. Unless a participant makes an election under Code section 83(b) to recognize taxable income, a participant generally does not have taxable income when restricted stock is granted. Likewise, Middlefield is not entitled to a compensation deduction at that time. Instead, a participant recognizes ordinary income when the shares of restricted stock vest, meaning when the shares are no longer subject to a substantial risk of forfeiture. The income recognized at that time is equal to the fair market value of the stock the participant receives when the restrictions lapse, less any consideration paid for the restricted stock. Middlefield generally is entitled to a deduction equal to the income that the participant recognizes. Also, the same amount is subject to employment taxes, including social security and Medicare taxes. When a participant finally disposes of restricted stock that has become vested, the participant will have a long-term or short-term capital gain or loss, depending on whether the participant held the shares for more than one year after the restricted stock vested and depending on the sale price.
     If a participant makes an election under Code section 83(b), the participant recognizes ordinary income on the grant date equal to the fair market value of the shares of restricted stock on the grant date. Middlefield is entitled to a deduction equal to the income that the participant recognizes at that time. Also, the same amount is subject to employment taxes, including social security and Medicare taxes. However, the participant recognizes no income when the restrictions finally lapse. If a participant becomes vested in the shares, any appreciation between the grant date and the date the participant disposes of the shares is treated as a long-term or short-term capital gain or loss, depending on whether he or she held the shares for more than one year after the grant date and depending on the sale price. If a participant forfeits restricted stock, the participant cannot take a tax deduction for that forfeiture.
     Tax Consequences of Performance Shares. A participant recognizes no taxable income when he or she receives a performance share award and Middlefield is entitled to no compensation deduction at that time. However, when a participant satisfies the conditions imposed on the award he or she must recognize ordinary income equal to the cash or the fair market value of the common stock he or she receives. Also, the same amount is subject to employment taxes, including social security and Medicare taxes. Middlefield generally is entitled to a compensation deduction equal to the income that the participant recognizes. The participant will thereafter have a long-term or short-term capital gain or loss when he or she finally disposes of the common stock acquired in settlement of the performance share award, depending on whether the participant held the shares for more than one year after they were issued and depending of course on the price at which the shares are sold.
     Code Section 162(m). Code section 162(m) imposes an annual $1,000,000 limit on the tax deduction allowable for compensation paid to the chief executive officer and the four other highest-paid executives of a company whose equity securities are required to be registered under section 12 of the Securities Exchange Act of 1934, with an exception for compensation that constitutes so-called performance-based compensation. To qualify as performance-based compensation, grants must be made by a committee consisting solely of two or more outside directors, the material terms of the performance-based compensation must be disclosed to and approved in advance by the company’s stockholders, and the committee must certify that the performance standards are satisfied. For grants other than options and SARs to qualify as performance-based compensation, the granting, issuance, vesting, or retention of the grant must be contingent upon satisfying one or more performance criteria. Stock options and SARs may be treated as performance-based compensation if the exercise price is at least equal to the fair market value of the stock on the grant date and if the plan states the maximum number of shares acquirable under options or SARs granted to any one individual in any single year. We expect that stock options as well as awards with a performance component generally will satisfy the requirements for performance-based compensation under section 162(m), but the Plan Committee will have authority to grant non-performance-based awards, including restricted stock awards.
     Performance share awards may be made in a manner that qualifies as performance-based compensation under Code section 162(m) in the case of awards to Middlefield’s Chief Executive Officer and its four other most highly compensated executives. To ensure compliance with section 162(m), (x) the applicable performance criteria for performance-based compensation such as performance share awards must be established in the associated award agreement as soon as administratively practicable, but no later than the earlier of 90 days after the beginning of the applicable performance period and the expiration of 25% of the applicable performance period and (y) vesting will be contingent on satisfaction of the performance criteria outlined in this proxy statement’s discussion of performance share awards. The Plan Committee may make appropriate adjustments to performance criteria to reflect a substantive change in an employee’s job description or assigned duties and responsibilities. Vesting of performance share awards made to other employees need not comply with the requirements of Code section 162(m), but nevertheless we expect that performance share awards to those other employees will be based on similar performance criteria.
     Code Sections 280G and 4999. Code sections 280G and 4999 impose penalties on persons who pay and persons who receive so-called excess parachute payments. A parachute payment is the value of any amount that is paid to company officers on account of a change in control. If total parachute payments from all sources – including but not limited to stock-based compensation plans – equal or exceed three times an officer’s base amount, meaning his or her five-year average taxable compensation, a portion of the parachute payments will constitute an excess parachute payment. Specifically, the amount of the parachute payments exceeding one times the base amount constitutes an excess parachute payment. Because of Code section 4999 the officer must pay an excise tax equal to 20% of the total excess parachute payments. This tax is in addition to other federal, state, and local income, wage, and employment taxes imposed on the individual’s change-in-control payments. Moreover, because of section 280G the company paying the compensation is unable to deduct the excess parachute payment, and the $1,000,000 limit on deductible compensation under Code section 162(m) is reduced by the amount of the excess parachute payment.
     Benefits to which participants are entitled under the 2007 Omnibus Equity Plan and associated award agreements could constitute parachute payments under sections 280G and 4999 if a change in control of Middlefield occurs. If this happens, the value of each participant’s parachute payment arising under the 2007 Omnibus Equity Plan must be combined with other parachute payments the same participant may be entitled to receive under other agreements or plans with Middlefield or a subsidiary, such as an employment agreement or a severance agreement.

     Code Section 409A. Code section 409A was added to the Internal Revenue Code by the American Jobs Creation Act of 2004. Section 409A creates new rules for amounts deferred under so-called nonqualified deferred compensation plans. Section 409A includes a broad definition of nonqualified deferred compensation plans, which may extend to various types of awards granted under the 2007 Omnibus Equity Plan. The proceeds of any grant that is subject to section 409A are subject to a 20% excise tax if those proceeds are distributed before the recipient separates from service or before the occurrence of other specified events such as death, disability, or a change of control, all as defined in section 409A. The Plan Committee intends to administer the plan to avoid or minimize the impact of section 409A, which is borne principally by the employee, not the employer. If necessary, the Plan Committee will amend the plan to comply with section 409A. By accepting an award, a participant agrees that the Plan Committee (or Middlefield’s board of directors, as appropriate) may amend the plan and the award agreement without any additional consideration if necessary to avoid penalties arising under section 409A, even if the amendment reduces, restricts, or eliminates rights that were granted under the plan, the award agreement, or both before the amendment.
ANY U.S. FEDERAL TAX ADVICE CONTAINED IN THE PRECEDING SUMMARY IS NOT INTENDED OR WRITTEN BY THE PREPARER OF SUCH ADVICE TO BE USED, AND IT CANNOT BE USED BY THE RECIPIENT, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON THE RECIPIENT. THIS DISCLOSURE IS INTENDED TO SATISFY U.S. TREASURY DEPARTMENT REGULATIONS.
     Shares Currently Authorized for Issuance Under Our Existing Stock Option Plans. The following table summarizes all compensation plans in effect on December 31, 2007, under which shares of Middlefield common stock have been authorized for issuance.
Equity Compensation Plan Information

(c)
Number of securities
remaining available for
	(a)	(b)	future issuance under
	Number of securities to	Weighted-average	equity compensation
	be issued upon exercise	exercise price of	plans (excluding
	of outstanding options,	outstanding options,	securities reflected in
Plan	warrants, and rights	warrants, and rights	column (a))
The 1999 Stock Option Plan	88,211	28.34	65,721
Third Proposal — Ratification of Appointment of Independent Auditor
     Middlefield’s independent auditor for the year ended December 31, 2007, was S.R. Snodgrass, A.C. The audit committee has selected, subject to shareholder ratification, S.R. Snodgrass, A.C. to be Middlefield’s independent auditor for the fiscal year ending December 31, 2008. We expect one or more representatives of S.R. Snodgrass, A.C. to be present at the annual meeting. The representative of S.R. Snodgrass, A.C. will have the opportunity to make a statement if desired, and will be available to respond to appropriate questions.
     The following table sets forth the fees paid to S.R. Snodgrass, A.C. for services provided during fiscal years ended December 31, 2007 and 2006:

	2007	2006
Audit Fees (1)	$103,046	$65,822
Audit-Related Fees	$0	$0
Tax Fees (2)	$10,820	$10,384
All Other Fees (3)	$10,948	$15,725

Total	$124,814	$91,931

(1)	Audit fees consist of fees for professional services rendered for the audit of Middlefield’s financial statements and review of financial statements included in Middlefield’s quarterly reports. Additionally, fees for 2007 include fees for assistance with SEC filings related to the acquisition of Emerald Bank.

(2)	Tax service fees consist of compliance fees for preparation of original tax returns.

(3)	Other services consist of due diligence performed in relation to a potential business acquisition and assisting in compliance audits related to BSA/OFAC/AML/USA PATRIOT Acts and ACH.
     The audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a budget. The independent auditors and management are required to periodically report to the audit committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The audit committee may also pre-approve particular services on a case-by-case basis.
     Auditor Independence. The audit committee of the board believes that the non-audit services provided by S.R. Snodgrass, A.C. are compatible with maintaining the auditor’s independence. To the best of Middlefield’s knowledge, none of the time devoted by S.R. Snodgrass, A.C. on its engagement to audit Middlefield’s financial statements for the year ended December 31, 2007, is attributable to work performed by persons other than full-time, permanent employees of S.R. Snodgrass, A.C.
The Board of Directors recommends a vote “FOR” ratification of the appointment of S.R. Snodgrass, A.C. as Middlefield’s independent auditor for the fiscal year ending December 31, 2008
Shareholder Proposals
     The proxy is solicited by management and confers discretionary authority to vote on any matters that properly come before the annual meeting or any adjournments thereof. If any matter not set forth in the Notice of Annual Meeting of Shareholders is properly presented at the 2008 annual meeting, the persons named as proxies will vote thereon in accordance with their best judgment.
     Shareholders desiring to submit proposals for inclusion in Middlefield’s proxy materials for the 2009 annual meeting must submit the proposals to Middlefield at its executive offices no later than December 8, 2008. We will not include in our proxy statement or form of proxy for the 2009 annual meeting a shareholder proposal that is received after that date or that otherwise fails to meet requirements for shareholder proposals established by SEC regulations.

     If a shareholder intends to present a proposal at the 2009 annual meeting without seeking to include the proposal in Middlefield’s proxy materials for that meeting, the shareholder must give advance notice to Middlefield. According to article I, section 8, of Middlefield’s regulations, the shareholder must give notice at least 60 days but no more than 120 days before the date in 2008 corresponding to the mailing date of this proxy statement for the 2008 annual meeting. This proxy statement is being mailed to shareholders on or about April 7, 2008. Accordingly, a shareholder who desires to present a proposal at the 2009 annual meeting without seeking to include the proposal in Middlefield’s proxy materials for that meeting should provide notice of the proposal to Middlefield no earlier than December 8, 2008, and no later than February 6, 2009. If the shareholder fails to do so, Middlefield’s management will be entitled to use their discretionary voting authority on that proposal, without any discussion of the matter in Middlefield’s proxy materials. Shareholders who desire to submit a proposal for the 2009 annual meeting without seeking to include the proposal in Middlefield’s proxy materials for that meeting should refer to article I, section 8, of Middlefield’s regulations for information concerning the procedures for submitting proposals, including information required to be provided by shareholders submitting proposals.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires Middlefield’s directors and executive officers, as well as any persons who own more than 10% of a registered class of Middlefield’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Middlefield stock. Based solely on review of the copies of such reports furnished to Middlefield and written representations to Middlefield, to Middlefield’s knowledge all section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 2007, except that Director Skidmore did not file an initial ownership report on Form 3 until January 3, 2008. Mr. Skidmore was elected a director of Middlefield at the 2007 Annual Meeting of Shareholders held on May 16, 2007.
General
     The persons named in the proxy will vote all properly executed proxies. If a shareholder specifies a choice for a proposal to be acted upon, the proxy will be voted in accordance with his or her specifications. If no choice is specified, the proxy will be voted FOR election of the nominees identified herein, FOR adoption and approval of the 2007 Omnibus Equity Plan, and FOR ratification of Middlefield’s independent auditor.
     The board is not aware of any business to come before the meeting other than those matters described in this proxy statement. However, if any other matters should properly come before the annual meeting, proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies, including matters relating to the conduct of the annual meeting.
Information Available to Shareholders
     Our 2007 Annual Report has been mailed to persons who were shareholders as of the close of business on March 22, 2008. Additional copies may be obtained without charge by written request. Middlefield files periodic reports and other information with the SEC under the Securities Exchange Act of 1934. Copies of the public portions of reports to the SEC may be inspected and copied at the headquarters of the SEC, 450 Fifth Street, NW, Washington, D.C. 20549. The SEC maintains an Internet web site containing reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is http://www.sec.gov.
     If you and others who share your address own your shares in street name, your broker or other holder of record may be sending one copy only of the annual report and proxy statement to your address. Known as “householding,” this practice reduces Middlefield’s printing and postage costs. However, if you wish to receive a separate annual report or proxy statement in the future, you should contact your broker or other holder of record. If you own your shares in street name and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record. Shareholders who share an address to which a single annual report or proxy statement is delivered may orally or in writing request a separate copy of the annual report or proxy statement. Middlefield will deliver the separate annual report or proxy statement promptly at your request.
     A copy of Middlefield Banc Corp.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, as filed with the SEC but without exhibits, will be furnished without charge to shareholders upon written request to: Mr. Donald L. Stacy, Chief Financial Officer, Middlefield Banc Corp., 15985 East High Street, P.O. Box 35, Middlefield, Ohio 44062.

APPENDIX A
2007 Omnibus Equity Plan
Middlefield Banc Corp.
Article 1
Purpose and Effective Date
     1.1 Purpose. The purpose of this 2007 Omnibus Equity Plan of Middlefield Banc Corp is to promote the long-term financial success of Middlefield Banc Corp, increasing stockholder value by providing employees and directors the opportunity to acquire an ownership interest in Middlefield Banc Corp and enabling Middlefield Banc Corp and its related entities to attract and retain the services of the employees and directors upon whom the successful conduct of Middlefield Banc Corp’s business depends.
     1.2 Effective Date. This Plan shall be effective when it is adopted by Middlefield Banc Corp’s board of directors and approved thereafter by the affirmative vote of Middlefield Banc Corp stockholders in accordance with applicable rules and procedures, including those in Internal Revenue Code section 422 and Treasury Regulation section 1.422-3. Any award granted under this Plan before stockholder approval shall be null and void if stockholders do not approve the Plan within 12 months after the Plan’s adoption by Middlefield Banc Corp’s board of directors. Subject to Article 12, the Plan shall continue until the tenth anniversary of the date it is approved by Middlefield Banc Corp’s board of directors.
Article 2
Definitions
     2.1 Award means a grant of (a) the right under Article 6 to purchase Middlefield Banc Corp common stock at a stated price during a specified period of time (an “Option”), which Option may be (x) an Incentive Stock Option that on the date of the Award is identified as an Incentive Stock Option, satisfies the conditions imposed under Internal Revenue Code section 422, and is not later modified in a manner inconsistent with Internal Revenue Code section 422 or (y) a Nonqualified Stock Option, meaning any Option that is not an Incentive Stock Option, or (b) Restricted Stock, meaning a share of Middlefield Banc Corp common stock granted to a Participant contingent upon satisfaction of conditions described in Article 7, or (c) Performance Shares, meaning shares of Middlefield Banc Corp common stock granted to a Participant contingent upon satisfaction of conditions described in Article 8, or (d) a Stock Appreciation Right or “SAR,” meaning an Award granted under Article 9 and consisting of the potential appreciation of the shares of Middlefield Banc Corp common stock underlying the Award.
     2.2 Award Agreement means the written or electronic agreement between Middlefield Banc Corp and each Participant containing the terms and conditions of an Award and the manner in which it will or may be settled if earned. If there is a conflict between the terms of this Plan and the terms of the Award Agreement, the terms of this Plan shall govern.
     2.3 Covered Officer means those Employees whose compensation is or likely will be subject to limited deductibility under Internal Revenue Code section 162(m) as of the last day of any calendar year.
     2.4 Director means a person who, on the date an Award is made to him or to her, is not an Employee but who is a member of Middlefield Banc Corp’s board of directors, a member of the board of directors of a Related Entity, or a member of the governing body of any unincorporated Related Entity. A Director’s status shall be determined as of the date an Award is made to him or to her.
     2.5 Employee means any person who, on any applicable date, is a common law employee of Middlefield Banc Corp or a Related Entity. A worker who is not classified as a common law employee but who is subsequently reclassified as a common law employee for any reason and on any basis shall be treated as a common law employee solely from the date reclassification occurs. Reclassification shall not be applied retroactively for any purpose of this Plan.
     2.6 Exercise Price means the amount, if any, a Participant must pay to exercise an Award.
     2.7 Fair Market Value means the value of one share of Middlefield Banc Corp common stock, determined according to the following rules: (x) if Middlefield Banc Corp common stock is traded on an exchange or on an automated quotation system giving closing prices, the reported closing price on the relevant date if it is a trading day and otherwise on the next trading day, (y) if Middlefield Banc Corp common stock is traded over-the-counter with no reported closing price, the mean between the highest bid and the lowest asked prices on that quotation system on the relevant date if it is a trading day and otherwise on the next trading day, or (z)

if neither clause (x) nor clause (y) applies, the fair market value as determined by the Plan Committee in good faith and, for Incentive Stock Options, consistent with the rules prescribed under Internal Revenue Code section 422.
     2.8 Internal Revenue Code means the Internal Revenue Code of 1986, as amended or superseded after the date this Plan becomes effective under section 1.2, and any applicable rulings or regulations issued under the Internal Revenue Code of 1986.
     2.9 Participant means an Employee or Director to whom an Award is granted, for as long as the Award remains outstanding.
     2.10 Plan means this 2007 Omnibus Equity Plan of Middlefield Banc Corp, as amended from time to time.
     2.11 Plan Committee means a committee of Middlefield Banc Corp’s board of directors consisting entirely of individuals (w) who are outside directors as defined in Treasury Regulation section 1.162-27(e)(3)(i), (x) who are non-employee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, (y) who do not receive remuneration from Middlefield Banc Corp or any Related Entity in any capacity other than as a director, except as permitted under Treasury Regulation section 1.162-27(e)(3), and (z) who are independent directors within the meaning of The Nasdaq Stock Market, Inc.’s rules. The Plan Committee shall consist of at least three individuals.
     2.12 Plan Year means Middlefield Banc Corp’s fiscal year.
     2.13 Related Entity means an entity that is or becomes related to Middlefield Banc Corp through common ownership, as determined under Internal Revenue Code section 414(b) or (c) but modified as permitted under Treasury Regulation section 1.409A-1(b)(5)(iii)(E) and any successor to those regulations.
     2.14 Middlefield Banc Corp means Middlefield Banc Corp., an Ohio corporation. Except for purposes of determining whether a Change in Control has occurred (according to Article 11), the term Middlefield Banc Corp also means any corporation or entity that is a successor to Middlefield Banc Corp or substantially all of its assets and that assumes the obligations of Middlefield Banc Corp under this Plan by operation of law or otherwise.
Article 3
Participation
     3.1 Awards to Employees. Consistent with the terms of the Plan and subject to section 3.3, the Plan Committee alone shall decide which Employees will be granted Awards, shall specify the types of Awards granted to Employees, and shall determine the terms upon which Awards are granted and may be earned. The Plan Committee may establish different terms and conditions for each type of Award granted to an Employee and for each Employee receiving the same type of Award, regardless of whether the Awards are granted at the same or different times. The Plan Committee shall have exclusive authority to determine whether an Award qualifies or is intended to qualify for the exemption from the deduction limitations of Internal Revenue Code section 162(m) for performance-based compensation.
     3.2 Awards to Directors. Consistent with the terms of the Plan and subject to section 3.3, Middlefield Banc Corp’s board of directors alone may grant to Directors Nonqualified Stock Options under section 6.1 and Restricted Stock under section 7.1.
     3.3 Conditions of Participation. By accepting an Award, each Employee and Director agrees (x) to be bound by the terms of the Award Agreement and the Plan and to comply with other conditions imposed by the Plan Committee, and (y) that the Plan Committee (or Middlefield Banc Corp’s board of directors, as appropriate) may amend the Plan and the Award Agreements without any additional consideration if necessary to avoid penalties arising under Internal Revenue Code section 409A, even if the amendment reduces, restricts, or eliminates rights that were granted under the Plan, the Award Agreement, or both before the amendment.

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Article 4
Administration
     4.1 Duties. The Plan Committee is responsible for administering the Plan and shall have all powers appropriate and necessary for that purpose. Consistent with the Plan’s objectives, Middlefield Banc Corp’s board of directors and the Plan Committee may adopt, amend, and rescind rules and regulations relating to the Plan to protect Middlefield Banc Corp’s and Related Entities’ interests. Consistent with the Plan’s objectives, Middlefield Banc Corp’s board of directors and the Plan Committee shall have complete discretion to make all other decisions necessary or advisable for the administration and interpretation of the Plan. Actions of Middlefield Banc Corp’s board of directors and the Plan Committee shall be final, binding, and conclusive for all purposes and upon all persons.
     4.2 Delegation of Duties. In its sole discretion, Middlefield Banc Corp’s board of directors and the Plan Committee may delegate ministerial duties associated with the Plan to any person that it deems appropriate, including an Employee. However, neither Middlefield Banc Corp’s board of directors nor the Plan Committee shall delegate a duty it must discharge to comply with the conditions for exemption of performance-based compensation from the deduction limitations of section 162(m).
     4.3 Award Agreement. As soon as administratively practical after the date an Award is made, the Plan Committee or Middlefield Banc Corp’s board of directors shall prepare and deliver an Award Agreement to each affected Participant. The Award Agreement shall —
     (a) describe the terms of the Award, including the type of Award and when and how it may be exercised or earned,
     (b) state the Exercise Price, if any, associated with the Award,
     (c) state how the Award will or may be settled,
     (d) if different from the terms of the Plan, describe (x) any conditions that must be satisfied before the Award is earned or may be exercised, (y) any objective restrictions placed on the Award and any performance-related conditions and performance criteria that must be satisfied before those restrictions will be released, and (z) any other applicable terms and conditions affecting the Award.
     4.4 Restriction on Repricing. Regardless of any other provision of this Plan or an Award Agreement, neither Middlefield Banc Corp’s board of directors nor the Plan Committee may reprice (as defined under rules of the New York Stock Exchange or The Nasdaq Stock Market) any Award unless the repricing is approved in advance by Middlefield Banc Corp’s stockholders acting at a meeting.
Article 5
Limits on Stock Subject to Awards
     5.1 Number of Authorized Shares of Stock. With any adjustments required by section 5.4, the maximum number of shares of Middlefield Banc Corp common stock that may be subject to Awards under this Plan is 160,000. The shares of Middlefield Banc Corp common stock to be delivered under this Plan may consist in whole or in part of treasury stock or authorized but unissued shares not reserved for any other purpose.
     5.2 Award Limits and Annual Participant Limits. (a) Award Limits. Of the shares authorized under section 5.1, up to 80,000 may be reserved for issuance under Incentive Stock Options.
     (b) Annual Participant Limits. The aggregate number of shares of Middlefield Banc Corp common stock underlying Awards granted under this Plan to an individual Participant in any Plan Year (including but not limited to Options and SARs), regardless of whether the Awards are thereafter canceled, forfeited, or terminated, shall not exceed 16,000 shares. This annual limitation is intended to include the grant of all Awards, including but not limited to Awards representing performance-based compensation described in Internal Revenue Code section 162(m)(4)(C).

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     5.3 Share Accounting. (a) As appropriate, the number of shares of Middlefield Banc Corp common stock available for Awards under this Plan shall be conditionally reduced by the number of shares of Middlefield Banc Corp common stock subject to outstanding Awards, including the full number of shares underlying SARs.
     (b) As appropriate, the number of shares of Middlefield Banc Corp common stock available for Awards under this Plan shall be absolutely reduced by (x) the number of shares of Middlefield Banc Corp common stock issued through Option exercises, (y) the number of shares of Middlefield Banc Corp common stock issued because of satisfaction of the terms of an Award Agreement for Performance Shares or Restricted Stock that, by the terms of the applicable Award Agreement, are to be settled in shares of Middlefield Banc Corp common stock, and (z) by the full number of shares of Middlefield Banc Corp common stock underlying an earned and exercised SAR.
     (c) As appropriate, shares of Middlefield Banc Corp common stock subject to an Award that for any reason is forfeited, cancelled, terminated, relinquished, exchanged, or otherwise settled without the issuance of Middlefield Banc Corp common stock or without payment of cash equal to its Fair Market Value or the difference between the Award’s Fair Market Value and its Exercise Price, if any, may again be granted under the Plan. If the Exercise Price of an Award is paid in shares of Middlefield Banc Corp common stock, the shares received by Middlefield Banc Corp shall not be added to the maximum aggregate number of shares of Middlefield Banc Corp common stock that may be issued under section 5.1.
     5.4 Adjustment in Capitalization. If after the date this Plan becomes effective under section 1.2 there is a stock dividend or stock split, recapitalization (including payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares or other similar corporate change affecting Middlefield Banc Corp common stock, then consistent with the applicable provisions of Internal Revenue Code sections 162(m), 409A, 422, and 424 and associated regulations and to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, the Plan Committee shall, in a manner the Plan Committee considers equitable, adjust (w) the number of Awards that may be granted to Participants during a Plan Year, (x) the aggregate number of shares available for Awards under section 5.1 or subject to outstanding Awards, as well as any share-based limits imposed under this Plan, (y) the respective Exercise Price, number of shares, and other limitations applicable to outstanding or subsequently granted Awards, and (z) any other factors, limits, or terms affecting any outstanding or subsequently granted Awards.
Article 6
Options
     6.1 Grant of Options. Subject to Article 10 and the terms of the Plan and the associated Award Agreement, at any time during the term of this Plan the Plan Committee may grant Incentive Stock Options and Nonqualified Stock Options to Employees and Middlefield Banc Corp’s board of directors may grant Nonqualified Stock Options to Directors. Unless an Award Agreement provides otherwise, Options awarded under this Plan are intended to satisfy the requirements for exclusion from coverage under Internal Revenue Code section 409A. All Option Award Agreements shall be construed and administered consistent with that intention.
     6.2 Exercise Price. Except as necessary to implement section 6.6, each Option shall have an Exercise Price per share at least equal to the Fair Market Value of a share of Middlefield Banc Corp common stock on the date of grant, meaning the closing price on the date of grant if Middlefield Banc Corp common stock is traded on an exchange or on an automated quotation system giving closing prices (or the closing price on the next trading day if the grant date is not a trading day). However, the Exercise Price per share of an Incentive Stock Option shall be at least 110% of the Fair Market Value of a share of Middlefield Banc Corp common stock on the date of grant for any Incentive Stock Option issued to an Employee who, on the date of grant, owns (as defined in Internal Revenue Code section 424(d)) Middlefield Banc Corp common stock possessing more than 10% of the total combined voting power of all classes of stock (or the combined voting power of any Related Entity), determined according to rules issued under Internal Revenue Code section 422.
     6.3 Exercise of Options. Subject to Article 10 and any terms, restrictions, and conditions specified in the Plan and unless specified otherwise in the Award Agreement, Options shall be exercisable at the time or times specified in the Award Agreement, but (x) no Incentive Stock Option may be exercised more than ten years after it is granted, or more than five years after it

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is granted in the case of an Incentive Stock Option granted to an Employee who on the date of grant owns (as defined in Internal Revenue Code section 424(d)) Middlefield Banc Corp common stock possessing more than 10% of the total combined voting power of all classes of stock or the combined voting power of any Related Entity, determined under rules issued under Internal Revenue Code section 422, (y) no Nonqualified Stock Option granted to a Director shall be exercisable more than ten years after it is granted, and (z) Nonqualified Stock Options not granted to Directors shall be exercisable for the period specified in the Award Agreement, but not more than ten years after the grant date if no period is specified in the Award Agreement.
     6.4 Incentive Stock Options. Despite any provision in this Plan to the contrary —
     (a) no provision of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, in a manner that is inconsistent with Internal Revenue Code section 422 or, without the consent of the affected Participant, to cause any Incentive Stock Option to fail to qualify for the federal income tax treatment provided by Internal Revenue Code section 421,
     (b) the aggregate Fair Market Value of the Middlefield Banc Corp common stock (determined as of the date of grant) for which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year under all stock option plans of Middlefield Banc Corp and all Related Entities shall not exceed $100,000 (or other amount specified in Internal Revenue Code section 422(d)), determined under rules issued under Internal Revenue Code section 422, and
     (c) no Incentive Stock Option shall be granted to a person who is not an Employee on the grant date.
     6.5 Exercise Procedures and Payment for Options. The Exercise Price associated with each Option must be paid according to procedures described in the Award Agreement. These procedures may allow either or both of the following payment methods: (x) payment in cash or a cash equivalent or (y) surrender by the Participant of unrestricted shares of Middlefield Banc Corp common stock he or she has owned for at least six months before the exercise date as partial or full payment of the Exercise Price, either by actual delivery of the shares or by attestation, with each share valued at the Fair Market Value of a share of Middlefield Banc Corp common stock on the exercise date. In its sole discretion the Plan Committee may withhold its approval for any method of payment for any reason, including but not limited to concerns that the proposed method of payment will result in adverse financial accounting treatment, adverse tax treatment for Middlefield Banc Corp or the Participant, or a violation of the Sarbanes-Oxley Act of 2002, as amended from time to time, and related regulations and guidance. A Participant may exercise an Option solely by sending to the Plan Committee or its designee a completed exercise notice in the form prescribed by the Plan Committee along with payment, or designation of an approved payment procedure, of the Exercise Price.
     6.6 Substitution of Options. In Middlefield Banc Corp’s discretion, persons who become Employees as a result of a transaction described in Internal Revenue Code section 424(a) may receive Options in exchange for options granted by their former employer or the former Related Entity subject to the rules and procedures prescribed under section 424.
     6.7 Rights Associated With Options. A Participant holding an unexercised Option shall have no voting or dividend rights associated with shares underlying the unexercised Option. The Option shall be transferable solely as provided in section 14.1. Unless otherwise specified in the Award Agreement or as otherwise specifically provided in the Plan, Middlefield Banc Corp common stock acquired by Option exercise shall have all dividend and voting rights associated with Middlefield Banc Corp common stock and shall be transferable, subject to applicable federal securities laws, applicable requirements of any national securities exchange or system on which shares of Middlefield Banc Corp common stock are then listed or traded, and applicable blue sky or state securities laws.
Article 7
Restricted Stock
     7.1 Grant of Restricted Stock. Subject to the terms, restrictions, and conditions specified in the Plan and the associated Award Agreement, at any time during the term of this Plan the Plan Committee may grant shares of Restricted Stock to Employees and Middlefield Banc Corp’s board of directors may grant shares of Restricted Stock to Directors. Restricted Stock may be granted at no

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cost or at a price per share determined by the Plan Committee or the board of directors, which may be less than the Fair Market Value of a share of Middlefield Banc Corp common stock on the date of grant.
     7.2 Earning Restricted Stock. Subject to the terms, restrictions, and conditions specified in the Plan and the associated Award Agreement and unless otherwise specified in the Award Agreement —
     (a) terms, restrictions, and conditions imposed on Restricted Stock granted to Employees and Directors shall lapse as described in the Award Agreement,
     (b) during the period in which satisfaction of the conditions imposed on Restricted Stock is to be determined, Restricted Stock and any shares of common stock issuable as a dividend or other distribution on the Restricted Stock shall be held by Middlefield Banc Corp as escrow agent,
     (c) at the end of the period in which satisfaction of the conditions imposed on Restricted Stock is to be determined, the Restricted Stock shall be (x) forfeited if all terms, restrictions, and conditions described in the Award Agreement are not satisfied (with a refund, without interest, of any consideration paid by the Participant), or (y) released from escrow and distributed to the Participant as soon as practicable after the last day of the period in which satisfaction of the conditions imposed on Restricted Stock is to be determined if all terms, restrictions, and conditions specified in the Award Agreement are satisfied. Any Restricted Stock Award relating to a fractional share of Middlefield Banc Corp common stock shall be rounded to the next whole share when settled.
     7.3 Rights Associated With Restricted Stock. During the period in which satisfaction of the conditions imposed on Restricted Stock is to be determined and unless the Restricted Stock Award Agreement specifies otherwise, Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated. Except as otherwise required for compliance with the conditions for exemption of performance-based compensation from the deduction limitations of Internal Revenue Code section 162(m) and except as otherwise required by the terms of the applicable Award Agreement, during the period in which satisfaction of the conditions imposed on Restricted Stock is to be determined each Participant to whom Restricted Stock is issued may exercise full voting rights associated with that Restricted Stock and shall be entitled to receive all dividends and other distributions on that Restricted Stock; provided, however, that if a dividend or other distribution is paid in the form of shares of common stock, those shares shall also be considered Restricted Stock and shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock to which the dividend or distribution relates.
     7.4 Internal Revenue Code Section 83(b) Election. The Plan Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election under Internal Revenue Code section 83(b). If a Participant makes an election under Internal Revenue Code section 83(b) concerning a Restricted Stock Award, the Participant must promptly file a copy of the election with Middlefield Banc Corp.
Article 8
Performance Shares
     8.1 Generally. Subject to the terms, restrictions, and conditions specified in the Plan or the Award Agreement, the granting or vesting of Performance Shares shall, in the Plan Committee’s sole discretion, be based on achievement of performance objectives derived from one or more of the Performance Criteria specified in section 8.2. Performance Shares may be granted (x) to Covered Officers in a manner that qualifies as performance-based compensation under Internal Revenue Code section 162(m) or (y) to Employees who are not Covered Officers in any manner reasonably determined by the Plan Committee. Unless an Award Agreement provides otherwise, Performance Shares awarded under this Plan are intended to satisfy the requirements for exclusion from coverage under Internal Revenue Code section 409A. All Performance Share Award Agreements shall be construed and administered consistent with that intention.
     8.2 Performance Criteria. (a) Vesting of Performance Shares that are intended to qualify as performance-based compensation under Internal Revenue Code section 162(m) shall be based on one or more or any combination of the following criteria (the “Performance Criteria”) and may be applied solely with reference to Middlefield

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Banc Corp, to a Related Entity, to Middlefield Banc Corp and a Related Entity, or relatively between Middlefield Banc Corp, a Related Entity, or both and one or more unrelated entities —
1)	net earnings or net income (before or after taxes),

2)	earnings per share,

3)	deposit or asset growth,

4)	net operating income,

5)	return measures (including return on assets and equity),

6)	fee income,

7)	earnings before or after taxes, interest, depreciation and/or amortization,

8)	interest spread,

9)	productivity ratios,

10)	share price, including but not limited to growth measures and total stockholder return,

11)	expense targets,

12)	credit quality,

13)	efficiency ratio,

14)	market share,

15)	customer satisfaction, and

16)	net income after cost of capital.
     (b) Vesting of Performance Shares granted to Participants who are not Covered Officers may be based on one or more or any combination of the Performance Criteria listed in section 8.2(a) or on other factors the Plan Committee considers relevant and appropriate.
     (c) Different Performance Criteria may be applied to individual Employees or to groups of Employees and, as specified by the Plan Committee, may be based on the results achieved (x) separately by Middlefield Banc Corp or any Related Entity, (y) by any combination of Middlefield Banc Corp and Related Entities, or (z) by any combination of segments, products, or divisions of Middlefield Banc Corp and Related Entities.
     (d) The Plan Committee shall make appropriate adjustments of Performance Criteria to reflect the effect on any Performance Criteria of any stock dividend or stock split affecting Middlefield Banc Corp common stock, a recapitalization (including without limitation payment of an extraordinary dividend), merger, consolidation, combination, spin-off, distribution of assets to stockholders, exchange of shares, or similar corporate change. Also, the Plan Committee shall make a similar adjustment to any portion of a Performance Criterion that is not based on Middlefield Banc Corp common stock but that is affected by an event having an effect similar to those described. As permitted under Internal Revenue Code section 162(m), the Plan Committee may make appropriate adjustments of Performance Criteria to reflect a substantive change in an Employee’s job description or assigned duties and responsibilities.
     (e) Performance Criteria shall be established in an associated Award Agreement as soon as administratively practicable after the criteria are established, but in the case of Covered Officers no later than the earlier of (x) 90 days after the beginning of the applicable Performance Period and (y) the expiration of 25% of the applicable period in which satisfaction of the applicable Performance Criteria is to be determined.
     8.3 Earning Performance Shares. Except as otherwise provided in the Plan or the Award Agreement, at the end of each applicable period in which satisfaction of the Performance Criteria is to be determined, the Plan Committee shall certify that the Employee has or has not satisfied the Performance Criteria. Performance Shares shall then be —
     (a) forfeited to the extent the Plan Committee certifies that the Performance Criteria are not satisfied, or
     (b) to the extent the Performance Criteria are certified by the Plan Committee as having been satisfied, distributed to the Employee in the form of shares of Middlefield Banc Corp common stock (unless otherwise specified in the Award Agreement) on or before the later of (x) the 15th day of the third month after the end of the Participant’s first taxable year in which the Plan Committee

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certifies that the related Performance Criteria are satisfied and (y) the 15th day of the third month after the end of Middlefield Banc Corp’s first taxable year in which the Plan Committee certifies that the related Performance Criteria are satisfied. However, the Performance Shares may be distributed later if Middlefield Banc Corp reasonably determines that compliance with that schedule is not administratively practical and if the distribution is made as soon as practical.
     8.4 Rights Associated with Performance Shares. During the applicable period in which satisfaction of the Performance Criteria is to be determined, Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated. During the applicable period in which satisfaction of the Performance Criteria is to be determined and unless the Award Agreement provides otherwise, Employees may not exercise voting rights associated with their Performance Shares and all dividends and other distributions paid on Performance Shares shall be held by Middlefield Banc Corp as escrow agent. At the end of the period in which satisfaction of the applicable Performance Criteria is to be determined, dividends or other distributions held in escrow shall be distributed to the Participant or forfeited as provided in section 8.3. No interest or other accretion shall be credited on dividends or other distributions held in escrow. If a dividend or other distribution is paid in the form of shares of common stock, the shares shall be subject to the same restrictions on transferability and forfeitability as the shares of Middlefield Banc Corp common stock to which the dividend or distribution relates.
Article 9
Stock Appreciation Rights
     9.1 SAR Grants. Subject to the terms of the Plan and the associated Award Agreement, the Plan Committee may grant SARs to Employees at any time during the term of this Plan. Unless an Award Agreement provides otherwise, SARs awarded under this Plan are intended to satisfy the requirements for exclusion from coverage under Internal Revenue Code section 409A. All SAR Award Agreements shall be construed and administered consistent with that intention.
     9.2 Exercise Price. The Exercise Price specified in the Award Agreement shall not be less than 100% of the Fair Market Value of a share of Middlefield Banc Corp common stock on the date of grant.
     9.3 Exercise and Settling of SARs. SARs shall be exercisable according to the terms specified in the Award Agreement. A Participant exercising an SAR shall receive whole shares of Middlefield Banc Corp common stock or cash (as determined in the Award Agreement) having a value equal to (a) the excess of (x) the Fair Market Value of a share of Middlefield Banc Corp common stock on the exercise date over (y) the Exercise Price, multiplied by (b) the number of shares of Middlefield Banc Corp common stock for which the SAR is exercised. The value of any fractional share of Middlefield Banc Corp common stock produced by this formula shall be settled in cash.
Article 10
Termination
     10.1 Termination for Cause. (a) If a Participant’s employment or director service terminates for Cause or if in Middlefield Banc Corp’s judgement a basis for termination for Cause exists, all Awards held by the Participant that are outstanding shall be forfeited, regardless of whether the Awards are exercisable and regardless of whether the Participant’s employment or director service with Middlefield Banc Corp or a Related Entity actually terminates, except that Restricted Stock or Performance Shares that have been released from escrow and distributed to the Participant shall not be affected by termination for Cause.
     (b) The term “Cause” shall mean one or more of the acts described in this section 10.1. However, Cause shall not be deemed to exist merely because the Participant is absent from active employment during periods of paid time off, consistent with the applicable paid time-off policy of Middlefield Banc Corp or the Related Entity with which the Participant is employed, as the case may be, sickness or illness or while suffering from an incapacity due to physical or mental illness, including a condition that does or may constitute a Disability, or other period of absence approved by Middlefield Banc Corp or the Related Entity, as the case may be:
1) an act of fraud, intentional misrepresentation, embezzlement, misappropriation, or conversion by the Participant of the assets or business opportunities of Middlefield Banc Corp or a Related Entity,

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2) conviction of the Participant of or plea by the Participant of guilty or no contest to a felony or a misdemeanor,
3) violation by the Participant of the written policies or procedures of Middlefield Banc Corp or the Related Entity with which the Participant is employed, including but not limited to violation of Middlefield Banc Corp’s or the Related Entity’s code of ethics,
4) unless disclosure is inadvertent, disclosure to unauthorized persons of any confidential information not in the public domain relating to Middlefield Banc Corp’s or a Related Entity’s business, including all processes, inventions, trade secrets, computer programs, technical data, drawings or designs, information concerning pricing and pricing policies, marketing techniques, plans and forecasts, new product information, information concerning methods and manner of operations, and information relating to the identity and location of all past, present, and prospective customers and suppliers,
5) intentional breach of any contract with or violation of any legal obligation owed to Middlefield Banc Corp or a Related Entity,
6) dishonesty relating to the duties owed by the Participant to Middlefield Banc Corp or a Related Entity,
7) the Participant’s willful and continued refusal to substantially perform assigned duties, other than refusal resulting from sickness or illness or while suffering from an incapacity due to physical or mental illness, including a condition that does or may constitute a Disability,
8) the Participant’s willful engagement in gross misconduct materially and demonstrably injurious to Middlefield Banc Corp or a Related Entity,
9) the Participant’s breach of any term of this Plan or an Award Agreement,
10) intentional cooperation with a party attempting a Change in Control of Middlefield Banc Corp, unless Middlefield Banc Corp’s board of directors approves or ratifies the Participant’s action before the Change in Control or unless the Participant’s cooperation is required by law, or
11) any action that constitutes cause as defined in any written agreement between the Participant and Middlefield Banc Corp or a Related Entity.
     10.2 Termination for any Other Reason. Unless specified otherwise in the Award Agreement or in this Plan and except as provided in section 10.1, the portion of a Participant’s outstanding Award that is unvested and unexercisable when the Participant’s employment or director service terminates shall be forfeited and the portion of any Restricted Stock Award or Performance Share Award that is unvested and held in escrow shall be forfeited. Options and SARs that are exercisable when termination occurs shall be forfeited if not exercised before the earlier of (x) the expiration date specified in the Award Agreement or (y) 90 days after the termination date.
Article 11
Effect of a Change in Control
     11.1 Definition of Change in Control. The term “Change in Control” shall have the meaning given in any written agreement between the Employee and Middlefield Banc Corp or a Related Entity. However, if an Award is subject to Internal Revenue Code section 409A, the term Change in Control shall have the meaning given in section 409A. If an Award is not subject to Internal Revenue Code section 409A and if the term Change in Control is not defined in a written agreement between the Employee and Middlefield Banc Corp or a Related Entity, any of the following events occurring on or after the date this Plan becomes effective under section 1.2 shall constitute a Change in Control —
     (a) Change in board composition. If individuals who constitute Middlefield Banc Corp’s board of directors on the date this Plan becomes effective under section 1.2 (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the

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board of directors. A person who becomes a director after the date this Plan becomes effective and whose election or nomination for election is approved by a vote of at least two-thirds (2/3) of the Incumbent Directors on the board of directors shall be deemed to be an Incumbent Director. The necessary two-thirds approval may take the form of a specific vote on that person’s election or nomination or approval of Middlefield Banc Corp’s proxy statement in which the person is named as a nominee for director, without written objection by Incumbent Directors to the nomination. A person elected or nominated as a director of Middlefield Banc Corp initially as the result of an actual or threatened director-election contest or any other actual or threatened solicitation of proxies by or on behalf of any person other than Middlefield Banc Corp’s board of directors shall never be considered an Incumbent Director unless at least two-thirds (2/3) of the Incumbent Directors specifically vote to treat that person as an Incumbent Director.
     (b) Significant ownership change. If any person directly or indirectly is or becomes the beneficial owner of securities whose combined voting power in the election of Middlefield Banc Corp’s directors is —
1) 50% or more of the combined voting power of all of Middlefield Banc Corp’s outstanding securities eligible to vote for the election of Middlefield Banc Corp directors,
2) 25% or more, but less than 50%, of the combined voting power of all of Middlefield Banc Corp’s outstanding securities eligible to vote in the election of Middlefield Banc Corp’s directors, except that an event described in this paragraph (b)(2) shall not constitute a Change in Control if it is the result of any of the following acquisitions of Middlefield Banc Corp’s securities —
(a)	by Middlefield Banc Corp or a Related Entity, reducing the number of Middlefield Banc Corp securities outstanding (unless the person thereafter becomes the beneficial owner of additional securities that are eligible to vote in the election of Middlefield Banc Corp directors, increasing the person’s beneficial ownership by more than one percent),

(b)	by or through an employee benefit plan sponsored or maintained by Middlefield Banc Corp or a Related Entity and described (or intended to be described) in Internal Revenue Code section 401(a),

(c)	by or through an equity compensation plan maintained by Middlefield Banc Corp or a Related Entity, including this Plan and any program described in Internal Revenue Code section 423,

(d)	by an underwriter temporarily holding securities in an offering of securities,

(e)	in a Non-Control Transaction, as defined in section 11.1(c), or

(f)	in a transaction (other than one described in section 11.1(c)) in which securities eligible to vote in the election of Middlefield Banc Corp directors are acquired from Middlefield Banc Corp, if a majority of the Incumbent Directors approves a resolution providing expressly that the acquisition shall not constitute a Change in Control.
     (c) Merger. Consummation of a merger, consolidation, share exchange, or similar form of corporate transaction involving Middlefield Banc Corp or a Related Entity requiring approval of Middlefield Banc Corp’s stockholders, whether for the transaction or for the issuance of securities in the transaction (a “Business Combination”), unless immediately after the Business Combination —
1) more than 50% of the total voting power of either (x) the corporation resulting from consummation of the Business Combination (the “Surviving Corporation”) or, if applicable, (y) the ultimate parent corporation that directly or indirectly beneficially owns 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”) is represented by securities that were eligible to vote in the election of Middlefield Banc Corp directors and that were outstanding immediately before the Business Combination (or, if applicable, represented by securities into which the Middlefield Banc Corp securities were converted in the Business Combination), and that voting power among the holders thereof is in substantially the same proportion as the voting power of securities eligible to vote in the election of Middlefield Banc Corp directors among the holders thereof immediately before the Business Combination,

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2) no person (other than any employee benefit plan sponsored or maintained by the Surviving Corporation or the Parent Corporation or any employee stock benefit trust created by the Surviving Corporation or the Parent Corporation) directly or indirectly is or becomes the beneficial owner of 25% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation), and
3) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) were Incumbent Directors when the initial agreement providing for the Business Combination was approved by Middlefield Banc Corp’s board of directors.
     A Business Combination satisfying all of the criteria specified in clauses (1), (2), and (3) of this section 11.1(c) shall constitute a “Non-Control Transaction,” or
     (d) Sale of Assets. If Middlefield Banc Corp’s stockholders approve a plan of complete liquidation or dissolution of Middlefield Banc Corp or a sale of all or substantially all of its assets, but in any case if and only if Middlefield Banc Corp’s assets are transferred to an entity not owned directly or indirectly by Middlefield Banc Corp or its stockholders.
     11.2 Effect of Change in Control. If a Change in Control occurs, the Plan Committee shall have the right in its sole discretion to —
     (a) accelerate the exercisability of any or all Options or SARs, despite any limitations contained in the Plan or Award Agreement,
     (b) accelerate the vesting of Restricted Stock, despite any limitations contained in the Plan or Award Agreement,
     (c) accelerate the vesting of Performance Shares, despite any limitations contained in the Plan or Award Agreement,
     (d) cancel any or all outstanding Options, SARs, unvested Restricted Stock, and Performance Shares in exchange for the kind and amount of shares of the surviving or new corporation, cash, securities, evidences of indebtedness, other property, or any combination thereof that the holder of the Option, SAR, unvested Restricted Stock, or Performance Share would have received upon consummation of the Change-in-Control transaction (the “Acquisition Consideration”) had the Restricted Stock been vested or had the Option, SAR, or Performance Share been exercised or converted into shares of Middlefield Banc Corp common stock before the transaction, less the applicable exercise or purchase price,
     (e) cause the holders of any or all Options, SARs, and Performance Shares to have the right during the term of the Option, SAR, or Performance Share to receive upon exercise — or cause the holders of unvested Restricted Stock to receive — the Acquisition Consideration receivable upon consummation of the transaction by a holder of the number of shares of Middlefield Banc Corp common stock that might have been obtained upon exercise or conversion of all or any portion thereof, less the applicable exercise or purchase price therefor, or to convert the Stock Option, SAR, unvested Restricted Stock, or Performance Share into a stock option, appreciation right, restricted share, or performance share relating to the surviving or new corporation in the transaction, or
     (f) take such other action as it deems appropriate to preserve the value of the Award to the Participant.
     The Plan Committee may provide for any of the foregoing actions in an Award Agreement in advance, may provide for any of the foregoing actions in connection with the Change in Control, or both. Alternatively, the Plan Committee shall also have the right to require any purchaser of Middlefield Banc Corp’s assets or stock, as the case may be, to take any of the actions set forth in the preceding sentence as such purchaser may determine to be appropriate or desirable. The manner of application and interpretation of the provisions of this section 11.2 shall be determined by the Plan Committee in its sole and absolute discretion. Despite any provision of this Plan or an Award Agreement to the contrary, a Participant shall not be entitled to any amount under this Plan if he or she acted in concert with any person to effect a Change in Control, unless the Participant acted at the specific direction of Middlefield Banc Corp’s board of directors and in his or her capacity as an employee of Middlefield Banc Corp or a Related Entity. For purposes of this Plan the term “person” shall be as defined in section 3(a)(9) and as used in sections 13(d)(3) and 14(d) (2) of the Securities Exchange

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Act of 1934, and the terms “beneficial owner” and “beneficial ownership” shall have the meaning given in the Securities and Exchange Commission’s Rule 13d-3 under the Securities Exchange Act of 1934.
Article 12
Amendment, Modification, and Termination of this Plan
     Middlefield Banc Corp may terminate, suspend, or amend the Plan at any time without stockholder approval, unless stockholder approval is necessary to satisfy applicable requirements imposed by (a) Rule 16b-3 under the Securities Exchange Act of 1934, or any successor rule or regulation, (b) the Internal Revenue Code, which requirements may include qualification of an Award as performance-based compensation under Internal Revenue Code section 162(m), or (c) any securities exchange, market, or other quotation system on or through which Middlefield Banc Corp’s securities are listed or traded. However, no Plan amendment shall (x) result in the loss of a Plan Committee member’s status as a “non-employee director,” as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934 or any successor rule or regulation, (y) cause the Plan to fail to satisfy the requirements imposed by Rule 16b-3, or (z) without the affected Participant’s consent (and except as specifically provided otherwise in this Plan or the Award Agreement), adversely affect any Award granted before the amendment, modification, or termination. Despite any provision in the Plan, including this Article 12, to the contrary, Middlefield Banc Corp shall have the right to amend the Plan and any Award Agreements without additional consideration to affected Participants if amendment is necessary to avoid penalties arising under Internal Revenue Code section 409A, even if the amendment reduces, restricts, or eliminates rights granted under the Plan, the Award Agreement, or both before the amendment.
Article 13
Issuance of Shares and Share Certificates
     13.1 Issuance of Shares. Middlefield Banc Corp shall issue or cause to be issued shares of its common stock as soon as practicable upon exercise or conversion of an Award that is payable in shares of Middlefield Banc Corp common stock. No shares shall be issued until full payment is made, if payment is required by the terms of the Award. Until a stock certificate evidencing the shares is issued and except as otherwise provided in this Plan, no right to vote or receive dividends or any other rights as a stockholder shall exist for the shares of Middlefield Banc Corp common stock to be issued, despite the exercise or conversion of the Award payable in shares, except as may be otherwise provided in this Plan. Issuance of a stock certificate shall be evidenced by the appropriate entry on the books of Middlefield Banc Corp or of a duly authorized transfer agent of Middlefield Banc Corp
     13.2 Delivery of Share Certificates. Middlefield Banc Corp shall not be required to issue or deliver any certificates until all of the following conditions are fulfilled —
     (a) payment in full for the shares and for any tax withholding,
     (b) completion of any registration or other qualification of the shares the Plan Committee in its discretion deems necessary or advisable under any Federal or state laws or under the rulings or regulations of the Securities and Exchange Commission or any other regulating body,
     (c) if Middlefield Banc Corp common stock is listed on The Nasdaq Stock Market or another exchange, admission of the shares to listing on The Nasdaq Stock Market or the other exchange,
     (d) if the offer and sale of shares of Middlefield Banc Corp common stock is not registered under the Securities Act of 1933, qualification of the offer and sale as a private placement under the Securities Act of 1933 or qualification under another registration exemption under the Securities Act of 1933,
     (e) obtaining any approval or other clearance from any Federal or state governmental agency the Plan Committee in its discretion determines to be necessary or advisable, and

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     (f) the Plan Committee is satisfied that the issuance and delivery of shares of Middlefield Banc Corp common stock under this Plan complies with applicable Federal, state, or local law, rule, regulation, or ordinance or any rule or regulation of any other regulating body, for which the Plan Committee may seek approval of Middlefield Banc Corp’s counsel.
     13.3 Applicable Restrictions on Shares. Shares of Middlefield Banc Corp common stock issued may be subject to such stock transfer orders and other restrictions as the Plan Committee may determine are necessary or advisable under any applicable Federal or state securities law rules, regulations and other requirements, the rules, regulations and other requirements of The Nasdaq Stock Market or any stock exchange upon which Middlefield Banc Corp common stock is listed, and any other applicable Federal or state law. Certificates for the common stock may bear any restrictive legends the Plan Committee considers appropriate.
     13.4 Book Entry. Instead of issuing stock certificates evidencing shares, Middlefield Banc Corp may use a book entry system in which a computerized or manual entry is made in the records of Middlefield Banc Corp to evidence the issuance of shares of Middlefield Banc Corp common stock. Middlefield Banc Corp’s records are binding on all parties, unless manifest error exists.
Article 14
Miscellaneous
     14.1 Assignability. Except as described in this section or as provided in section 14.2, an Award may not be transferred except by will or by the laws of descent and distribution, and an Award may be exercised during the Participant’s lifetime solely by the Participant or by the Participant’s guardian or legal representative. However, with the permission of the Plan Committee a Participant or a specified group of Participants may transfer Awards other than Incentive Stock Options to a revocable inter vivos trust of which the Participant is the settlor, or may transfer Awards other than Incentive Stock Options to a member of the Participant’s immediate family, a revocable or irrevocable trust established solely for the benefit of the Participant’s immediate family, a partnership or limited liability company whose only partners or members are members of the Participant’s immediate family, or an organization described in Internal Revenue Code section 501(c)(3). An Award transferred to one of these permitted transferees shall continue to be subject to all of the terms and conditions that applied to the Award before the transfer and to any other rules prescribed by the Plan Committee. A permitted transferee may not retransfer an Award except by will or by the laws of descent and distribution, and the transfer by will or by the laws of descent and distribution must be a transfer to a person who would be a permitted transferee according to this section 14.1.
     14.2 Beneficiary Designation. Each Participant may name a beneficiary or beneficiaries to receive or to exercise any vested Award that is unpaid or unexercised at the Participant’s death. Beneficiaries may be named contingently or successively. Unless otherwise provided in the beneficiary designation, each designation made shall revoke all prior designations made by the same Participant. A beneficiary designation must be made on a form prescribed by the Plan Committee and shall not be effective until filed in writing with the Plan Committee. If a Participant has not made an effective beneficiary designation, the deceased Participant’s beneficiary shall be his or her surviving spouse or, if none, the deceased Participant’s estate. None of Middlefield Banc Corp, its board of directors, or the Plan Committee is required to infer a beneficiary from any other source. The identity of a Participant’s designated beneficiary shall be based solely on the information included in the latest beneficiary designation form completed by the Participant and shall not be inferred from any other evidence.
     14.3 No Implied Rights to Awards or Continued Services. No potential participant has any claim or right to be granted an Award under this Plan, and there is no obligation of uniformity of treatment of participants under this Plan. Nothing in the Plan guarantees or shall be construed to guarantee that any Participant will receive a future Award. Neither this Plan nor any Award shall be construed as giving any individual any right to continue as an Employee or Director of Middlefield Banc Corp or a Related Entity. Neither the Plan nor any Award shall constitute a contract of employment, and Middlefield Banc Corp expressly reserves to itself and all Related Entities the right at any time to terminate employees free from liability or any claim under this Plan, except as may be specifically provided in this Plan or in an Award Agreement.
     14.4 Tax Withholding. (a) Middlefield Banc Corp shall withhold from other amounts owed to the Participant or require a Participant to remit to Middlefield Banc Corp an amount sufficient to satisfy federal, state, and local withholding tax requirements on any Award, exercise, or cancellation of an Award or purchase of stock. If these amounts are not to be withheld from other payments due to the Participant or if there are no other payments due to the Participant, Middlefield Banc Corp shall defer payment of cash or

13

issuance of shares of stock until the earlier of (x) 30 days after the settlement date, or (y) the date the Participant remits the required amount.
     (b) If the Participant does not remit the required amount within 30 days after the settlement date, Middlefield Banc Corp shall permanently withhold from the value of the Awards to be distributed the minimum amount required to be withheld to comply with applicable federal, state, and local income, wage, and employment taxes, distributing the balance to the Participant.
     (c) In its sole discretion, which may be withheld for any reason or for no reason, the Plan Committee may permit a Participant to reimburse Middlefield Banc Corp for this tax withholding obligation through one or more of the following methods, subject to conditions the Plan Committee establishes —
1) having shares of stock otherwise issuable under the Plan withheld by Middlefield Banc Corp, but only to the extent of the minimum amount that must be withheld to comply with applicable state, federal, and local income, employment, and wage tax laws,
2) delivering to Middlefield Banc Corp previously acquired shares of Middlefield Banc Corp common stock that the Participant has owned for at least six months,
3) remitting cash to Middlefield Banc Corp, or
4) remitting a personal check immediately payable to Middlefield Banc Corp.
     14.5 Indemnification. Each individual who is or was a member of Middlefield Banc Corp’s board of directors or Plan Committee shall be indemnified and held harmless by Middlefield Banc Corp against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be made a party or in which he or she may be involved by reason of any action taken or not taken under the Plan as a director of Middlefield Banc Corp or as a Plan Committee member and against and from any and all amounts paid, with Middlefield Banc Corp’s approval, by him or her in settlement of any matter related to or arising from the Plan as a Middlefield Banc Corp director or as a Plan Committee member or paid by him or her in satisfaction of any judgment in any action, suit or proceeding relating to or arising from the Plan against him or her as a Middlefield Banc Corp director or as a Plan Committee member, but only if he or she gives Middlefield Banc Corp an opportunity at its expense to handle and defend the matter before he or she undertakes to handle and defend it in his or her own behalf. The right of indemnification described in this section is not exclusive and is independent of any other rights of indemnification to which the individual may be entitled under Middlefield Banc Corp’s organizational documents, by contract, as a matter of law, or otherwise.
     14.6 No Limitation on Compensation. Nothing in the Plan shall be construed to limit the right of Middlefield Banc Corp to establish other plans or to pay compensation to its employees or directors in cash or property in a manner not expressly authorized under the Plan.
     14.7 Governing Law. The Plan and all agreements hereunder shall be construed in accordance with and governed by the laws, other than laws governing conflict of laws, of the State of Ohio. This Plan is not intended to be governed by the Employee Retirement Income Security Act of 1974. The Plan shall be construed and administered in a manner consistent with that intent.
     14.8 No Impact on Benefits. Plan Awards are not compensation for purposes of calculating a Participant’s rights under any employee benefit plan that does not specifically require the inclusion of Awards in benefit calculations.
     14.9 Securities and Exchange Commission Rule 16b-3. The Plan is intended to comply with all applicable conditions of Securities and Exchange Commission Rule 16b-3 under the Securities Exchange Act of 1934, as that rule may be amended from time to time. All transactions involving a Participant who is subject to beneficial ownership reporting under section 16(a) of the Securities Exchange Act of 1934 shall be subject to the conditions set forth in Rule 16b-3, regardless of whether the conditions are expressly set forth in this Plan, and any provision of this Plan that is contrary to Rule 16b-3 shall not apply to that Participant.

14

     14.10 Internal Revenue Code Section 162(m). The Plan is intended to comply with applicable requirements of section 162(m) for exemption of performance-based compensation from the deduction limitations of section 162(m). Unless the Plan Committee expressly determines otherwise, any provision of this Plan that is contrary to those section 162(m) exemption requirements shall not apply to an Award that is intended to qualify for the exemption for performance-based compensation.
     14.11 Successors. All obligations of Middlefield Banc Corp under Awards granted under this Plan are binding on any successor to Middlefield Banc Corp, whether as a result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business or assets of Middlefield Banc Corp.
     14.12 Severability. If any provision of this Plan or the application thereof to any person or circumstances is held to be illegal or invalid, the illegality or invalidity shall not affect the remaining parts of this Plan or other applications, and this Plan is to be construed and enforced as if the illegal or invalid provision had not been included.
     14.13 No Golden Parachute Payments. Despite any provision in this Plan or in an Award Agreement to the contrary, Middlefield Banc Corp shall not be required to make any payment under this Plan or an Award Agreement that would be a prohibited golden parachute payment within the meaning of section 18(k) of the Federal Deposit Insurance Act.
     This 2007 Omnibus Equity Plan of Middlefield Banc Corp was adopted by Middlefield Banc Corp’s board of directors on November 27, 2007. This 2007 Omnibus Equity Plan was thereafter approved by stockholders of Middlefield Banc Corp at a meeting on                                         , 200_.

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0

MIDDLEFIELD BANC CORP.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
ANNUAL MEETING OF SHAREHOLDERS
     The undersigned shareholder of Middlefield Banc Corp. hereby constitutes and appoints George F. Hasman and Donald D. Hunter, and each of them, with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Shareholders of Middlefield Banc Corp. to be held on May 14, 2008, and any adjournments and postponements thereof, and to vote the shares of common stock the undersigned would be entitled to vote upon all matters referred to herein and in their discretion upon any other matters that properly come before the Annual Meeting:
(Continued and to be signed on the reverse side.)

14475

ANNUAL MEETING OF SHAREHOLDERS OF
Middlefield Banc Corp.
May 14, 2008
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
â Please detach along perforated line and mail in the envelope provided. â

20333000000000000000 6	051408

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	To elect the three nominees identified below as directors for a term of three years and until their successors are elected and qualified					FOR	AGAINST	ABSTAIN
					2. Approval of the 2007 Omnibus Equity Plan	☐	☐	☐

☐		NOMINEES:
	FOR ALL NOMINEES	¡ ¡ ¡	Frances H. Frank Kenneth E. Jones James J. McCaskey
					3. To ratify the appointment of S.R. Snodgrass, A.C. as independent auditor for the fiscal year ending December 31, 2008	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

The Board recommends a vote FOR the First Proposal regarding election of the identified nominees, FOR the Second Proposal regarding approval of the 2007 Omnibus Equity Plan, and FOR the Third Proposal ratifying the appointment of S.R. Snodgrass, A.C. as the independent auditor.

☐	FOR ALL EXCEPT (See Instructions below)

The shares represented by this proxy will be voted as specified. Unless specified to the contrary, all shares of the undersigned will be voted "FOR" election of the nominees identified above, "FOR" approval of the 2007 Omnibus Equity Plan, and "FOR" ratification of the independent auditor. If any other business is properly presented at the meeting, this proxy will be voted by those named herein in accordance with their best judgment. The Board knows of no other business to be presented at the meeting.

The undersigned acknowledges receipt from Middlefield Banc Corp., before execution of this proxy, of Notice of the Meeting, a Proxy Statement, and Annual Report.

Please mark, sign, date, and return this proxy promptly using the postage paid, self addressed envelope provided.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.